EXHIBIT 99.3



================================================================================



                TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND
                               ASSIGNMENT OF RENTS



                          Dated as of December 16, 1985



                                     between



                     THE FIRST NATIONAL BANK OF BOSTON, not
                     in its individual capacity, but solely
                         as Owner Trustee under a Trust
                       Agreement dated as of December 16,
                           1985, with BURNHAM LEASING
                                   CORPORATION



                                       and



                                 CHEMICAL BANK,
                              as Indenture Trustee


================================================================================

                 Sale and Leaseback of an Undivided Interest in
                  Palo Verde Nuclear Generating Station Unit 1
                          and Certain Common Facilities

================================================================================



6091.BURNHAM.2898.51:1

                                TABLE OF CONTENTS


                                                                          Page

                                    ARTICLE I

                   CONSTRUCTION, GOVERNING LAW, INTERPRETATION
                                 AND DEFINITIONS



SECTION 1.1        Governing Law.........................................    2

SECTION 1.2        Headings and Table of Contents .......................    2

SECTION 1.3        Definitions; Construction of
                   References ...........................................    3

SECTION 1.4        Disclosure of Beneficiaries ..........................    3



                                   ARTICLE II

                                    SECURITY



SECTION 2.1        Grant of Security Interest;
                   Mortgage ............................................     4

SECTION 2.2        Payments Under the Facility Lease ...................     6

SECTION 2.3        Release of Lien on Lease Indenture
                   Estate ..............................................     6

SECTION 2.4        Power of Attorney ...................................     9



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                                      - i -

                                                                          Page
                                   ARTICLE III

                   ISSUE, EXECUTION, AUTHENTICATION, FORM AND
                              REGISTRATION OF NOTES



SECTION 3.1        Limitation on Notes ................................      9

SECTION 3.2        Execution of Notes of ..............................     10

SECTION 3.3        Effect of Certificate of
                   Authentication .....................................     10

SECTION 3.4        Creation of the Initial Series
                   Note; Aggregate Principal Amount,
                   Dating and Terms; Prerequisites to
                   Authentication and Delivery of
                   Initial Series Note; Application
                   of Proceeds ........................................     11

SECTION 3.5        Additional Notes ...................................     12

SECTION 3.6        Security for and Parity of Notes ...................     14

SECTION 3.7        Source of Payments Limited .........................     15

SECTION 3.8        Place and Medium of Payment ........................     15

SECTION 3.9        Prepayment and Notes; Assumption by
                   Lessee; Notice of Assumption or
                   Prepayment .........................................     16

SECTION 3.10       Mutilated, Destroyed, Lost or
                   Stolen Notes .......................................     18

SECTION 3.11       Allocation of Principal and
                   Interest ...........................................     19



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                                     - ii -

                                                                          Page

                                   ARTICLE IV

                        REGISTRATION, TRANSFER, EXCHANGE,
                       CANCELLATION AND OWNERSHIP OF NOTES



SECTION 4.1        Register of Notes ..................................    19

SECTION 4.2        Registration of Transfer or
                   Exchange of Notes ..................................    19

SECTION 4.3        Cancellation of Notes ..............................    20

SECTION 4.4        Limitation on Timing of
                   Registration of Notes ..............................    20

SECTION 4.5        Restrictions on Transfer Resulting
                   from Federal Securities Laws;
                   Legend .............................................    21

SECTION 4.6        Charges upon Transfer or Exchange
                   of Notes ...........................................    21

SECTION 4.7        Inspection of Register of Notes ....................    21

SECTION 4.8        Ownership of Notes .................................    22



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                                     - iii -

                                                                          Page

                                    ARTICLE V

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                  INCOME AND PROCEEDS FROM THE LEASE INDENTURE
                                     ESTATE



SECTION 5.1        Basic Rent, Interest on Overdue
                   Installments of Basic Rent and
                   Prepayments of Interest ............................    22

SECTION 5.2        Amounts Received as Result of
                   Event of Loss, Deemed Loss Event,
                   Exercise of Option to Terminate or
                   Exercise of Cure or Special
                   Purchase Option ....................................    24

SECTION 5.3        Amounts Received After, or Held at
                   Time of, Indenture Event of
                   Default under Section 6.2 ..........................    24

SECTION 5.4        Amounts Received for Which
                   Provision Is Made in a Transaction
                   Document ...........................................    26

SECTION 5.5        Amounts Received for Which No
                   Provision Is Made ..................................    26

SECTION 5.6        Payments to Owner Trustee ..........................    27

SECTION 5.7        Excepted Payments ..................................    27



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                                     - iv -

                                                                          Page

                                   ARTICLE VI

                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                   OWNER TRUSTEE; EVENTS OF DEFAULT; REMEDIES
                            OF THE INDENTURE TRUSTEE



SECTION 6.1        Representations, Warranties and
                   Covenants of Owner Trustee .........................     27

SECTION 6.2        Indenture Events of Default ........................     28

SECTION 6.3        Enforcement of Remedies ............................     29

SECTION 6.4        Specific Remedies; Enforcement of
                   Claims without Possession of
                   Notes ..............................................     30

SECTION 6.5        Rights and Remedies Cumulative .....................     31

SECTION 6.6        Restoration of Rights and
                   Remedies ...........................................     32

SECTION 6.7        Waiver of Past Defaults ............................     32

SECTION 6.8        Right of Owner Trustee to Pay
                   Rent; Note Purchase; Substitute
                   Lessee .............................................     33

SECTION 6.9        Further Assurances .................................     35

SECTION 6.10       Right of Indenture Trustee To
                   Perform Covenants, etc .............................     35

SECTION 6.11       Certain Other Rights of the Owner
                   Trustee ............................................     35



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                                      - v -

                                                                          Page

                                   ARTICLE VII

                   CERTAIN DUTIES OF THE OWNER TRUSTEE AND THE
                                INDENTURE TRUSTEE



SECTION 7.1        Duties in Respect of Events of
                   Default, Deemed Loss Events and
                   Events of Loss; Acceleration of
                   Maturity ...........................................    36

SECTION 7.2        Duties in Respect of Matters
                   Specified in Directive .............................    37

SECTION 7.3        Indemnification ....................................    38

SECTION 7.4        Limitations on Duties; Discharge
                   of Certain Liens Resulting from
                   Claims Against Indenture Trustee ...................    38

SECTION 7.5        Restrictions on Dealing with Lease
                   Indenture Estate ...................................    39

SECTION 7.6        Filing of Financing Statements and
                   Continuation Statements ............................    39



                                  ARTICLE VIII

                      CONCERNING THE OWNER TRUSTEE AND THE
                                INDENTURE TRUSTEE



SECTION 8.1        Acceptance of Trusts; Standard of
                   Care ...............................................    40

SECTION 8.2        No Duties of Maintenance, Etc ......................    41



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



                          TABLE OF CONTENTS (Continued)


                                                                          Page

SECTION 8.3        Representations and Warranties of
                   Indenture Trustee and the Owner
                   Trustee ............................................    41

SECTION 8.4        Moneys Held in Trust;
                   Non-Segregation of Moneys ..........................    41

SECTION 8.5        Reliance on Writings, Use of
                   Agents, Etc ........................................    42

SECTION 8.6        Indenture Trustee to Act Solely as
                   Trustee ............................................    43

SECTION 8.7        Limitation on Rights Against .......................    43

SECTION 8.8        Investment of Certain Payments
                   Held by the Indenture Trustee ......................    43

SECTION 8.9        No Responsibility for Recitals,
                   etc ................................................    44

SECTION 8.10       Indenture Trustee May Engage in
                   Certain Transactions ...............................    45

SECTION 8.11       Construction of Ambiguous ..........................    45



                                   ARTICLE IX

                               SUCCESSOR TRUSTEES


SECTION 9.1        Resignation and Removal of
                   Indenture Trustee; Appointment of
                   Successor ..........................................    45



6091.20.2898.51:1
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

                          TABLE OF CONTENTS (Continued)


                                                                          Page

                                    ARTICLE X

                  SUPPLEMENTS AND AMENDMENTS TO THIS INDENTURE
                               AND OTHER DOCUMENTS


SECTION 10.1       Supplements, Amendments and
                   Modifications to This Indenture
                   Without Consent of Holders of
                   Notes ..............................................    47

SECTION 10.2       Supplements and Amendments to this
                   Indenture and the Facility Lease
                   With Consent of Holders of Notes ...................    48

SECTION 10.3       Certain Limitations on Supplements
                   and Amendments .....................................    49

SECTION 10.4       Directive Need Not Specify
                   Particular Form of Supplement or
                   Amendment ..........................................    49

SECTION 10.5       Trustee to Furnish Copies of
                   Supplement or Amendment ............................    50



                                   ARTICLE XI

                                  MISCELLANEOUS



SECTION 11.1       Moneys for Payments in Respect of
                   Notes to be Held in Trust ..........................    50

SECTION 11.2       Disposition of Moneys Held for
                   Payments of Notes ..................................    50



6091.20.2898.51:1
                                    - viii -

                                                                          Page
SECTION 11.3       Transfers Not to Affect Indenture
                   or Trusts ..........................................    51

SECTION 11.4       Binding Effect of Sale of Lease
                   Indenture Estate ...................................    51

SECTION 11.5       Limitation as to Enforcement of
                   Rights, Remedies and Claims ........................    51

SECTION 11.6       Notices ............................................    52

SECTION 11.7       Separability of Provisions .........................    52

SECTION 11.8       Benefit of Parties, Successors and
                   Assigns ............................................    52

SECTION 11.9       Survival of Representations and
                   Warranties .........................................    53

SECTION 11.10      Bankruptcy of the Owner Trustee ....................    53

SECTION 11.11      Bankruptcy of the Owner
                   Participant ........................................    53

SECTION 11.12      Counterpart Execution ..............................    53

SECTION 11.13      Dating of Indenture ................................    54

    Schedule I  -  Owner Participant

    Exhibit A   -  Form of Initial Series Note

    Exhibit B   -  Form of Assumption Agreement

    Exhibit C   -  Form of Undivided Interest
                  Indenture Supplement

    Appendix A  -  Definitions



6091.20.2898.51:1
                                     - ix -

       TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association (FNB), not in its individual capacity, but solely as trustee (the Owner Trustee) under a Trust Agreement dated as of December 16, 1985 between FNB, whose address is 100 Federal Street, Boston, Massachusetts 02110, with Burnham Leasing Corporation, and CHEMICAL BANK, a New York banking corporation (the Indenture Trustee), whose address is 55 Water Street, New York, New York 10041.


                              W I T N E S S E T H:


       WHEREAS, the Owner Trustee has entered into a Participation Agreement, dated as of December 16, 1985 among the Owner Participant, First PV Funding Corporation, a Delaware corporation, Public Service Company of New Mexico, a New Mexico corporation, and the Indenture Trustee;

       WHEREAS, the Owner Trustee, acting on behalf of the Owner Participant, pursuant to the Trust Agreement and the Participation Agreement, intends to purchase the Undivided Interest and the Real Property Interest from Public Service Company of New Mexico and lease the Undivided Interest and the Real Property Interest to Public Service Company of New Mexico pursuant to the Facility Lease;

       WHEREAS, in order to finance a portion of the Purchase Price of the Undivided Interest, the Owner Trustee desires to issue its promissory note hereunder with such promissory note to be substantially in the form of Exhibit A hereto;

       WHEREAS, in the circumstances contemplated by Sections 2(c) and 2(d) of the Participation Agreement, the Owner Trustee may desire to finance a greater portion of the Purchase Price of the Undivided Interest than the portion financed from the proceeds of the Initial Series Note (but in no event in an amount in excess of 80% of said Purchase Price) and in connection with such releveraging to issue its promissory note (in connection with Section 2(c) of the Participation Agreement) or to increase the principal amount of the Fixed Rate Note otherwise issuable in connection with a refunding of the Initial Series Note (and the Releveraging Note if theretofore issued);


6091.BURNHAM.2898.51:1
                                      - 1 -

       WHEREAS, in order to finance the Supplemental Financing Amount of Capital Improvements and to refund notes of any series previously issued, the Owner Trustee may desire to issue additional promissory notes hereunder (together with the Releveraging Note and the Fixed Rate Note, the Additional Notes) secured on a pari passu basis with other Notes Outstanding from time to time;

       WHEREAS, in order to secure the obligations referred to herein, the Owner Trustee desires to grant to the Indenture Trustee the security interest herein provided and the parties hereto desire that this Indenture be regarded as a "security agreement" and as a "financing statement" for such security agreement under the Uniform Commercial Code;

       NOW THEREFORE, in consideration of the premises, of the acceptance by the Indenture Trustee of the trusts hereby created and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                          CONSTRUCTION, GOVERNING LAW,
                         INTERPRETATION AND DEFINITIONS


                  SECTION 1.1 Governing Law.

                  This Indenture (i) is being executed and delivered in the State of New York, (ii) shall be deemed to be a contract made in such State and
(iii) for all purposes shall be construed in accordance with and governed by the laws of the State of New York, except to the extent to which the laws of the State of Arizona are mandatorily applicable hereto.

                  SECTION 1.2  Headings and Table of Contents.

                  The division of this Indenture into articles and sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.



6091.20.2898.51:1
                                      - 2 -

                  SECTION 1.3.  Definitions; Construction of
References.

                  In this Indenture, unless the context otherwise requires:

                  (a) the term this Indenture means this instrument together with all exhibits, appendices and schedules hereto as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto pursuant to the provisions hereof;

                  (b) all references in this instrument to designated Articles, Sections and other subdivisions are to designated Articles, Sections and other subdivisions of this instrument unless otherwise indicated;

                  (c) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles; and

                  (d) capitalized terms used herein which are not otherwise defined herein shall have the meanings set forth in Appendix A hereto, and the rules of construction set forth in Appendix A hereto shall be applicable hereto.

                  SECTION 1.4.  Disclosure of Beneficiaries.

                  Pursuant to Arizona Revised Statutes Section 33-401, (i) the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation, whose address is 60 Broad Street, New York, New York 10004,
Attention: Chief Financial Officer and (ii) the beneficiary if this Indenture is the Holder of the Notes, First PV Funding Corporation whose address is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 and, by pledge and assignment, Chemical Bank, as trustee under the Collateral Trust Indenture, whose address is 55 Water Street, New York, New York 1004: Attention of Corporate Trustee Administration. Copies of the Trust Agreement and this Indenture are available for inspection at the Indenture Trustee's office.



6091.20.2898.51:1
                                      - 3 -

                                   ARTICLE II

                                    SECURITY


                  SECTION 2.1.  Grant of Security Interests;
Mortgage.

                  As security for the due and punctual payment of the principal of and premium, if any, and interest on the Notes according to their respective terms and effect and the performance and observance by the Owner Trustee of all the covenants and agreements made by it or on its behalf in the Notes, the Participation Agreement and this Indenture, the Owner Trustee does by its execution and delivery hereof grant a security interest in and grant, bargain, convey, warrant, assign, transfer, mortgage, pledge and set over unto the Indenture Trustee, and to its successors and assigns in trust, the following (the Lease Indenture Estate):

                  (1) all right, title and interest of the Owner Trustee in, to and under the Facility Lease to the extent, and only to the extent, constituting Rent (including, but without limitation, Basic Rent, payments of Casualty Value, Termination Value and Special Casualty Value, and payments under and pursuant to Sections 13(c) and 16 of the Facility Lease) (the Assigned Payments), together with all rights, powers and remedies on the part of the Owner Trustee arising under the Facility Lease to demand, collect or receive the Assigned Payments;

                  (2) all moneys and securities deposited or required to be deposited with the Indenture Trustee pursuant to any term of this Indenture and held or required to be held by the Indenture Trustee hereunder;

                  (3) all profits, revenues and other income of all property from time to time subjected to the lien of this Indenture, and all right, title and interest of every nature whatsoever of the Owner Trustee in and to the same and every part thereof;

                  (4) all right,  title and interest of the Owner Trustee in and
       to  any  right  to  restitution   from  the  Lessee  in  respect  of  any
       determination of invalidity of the Facility Lease; and

                  (5) all proceeds of the foregoing,


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                                      - 4 -
but excluding,  however,  from the Lease  Indenture  Estate any and all Expected
Payments; and subject, however, to (i) the terms and provisions of this Indenture and (ii) the rights of the Lessee under the Facility Lease.

                  To the extent that any portion of the Lease Indenture Estate constitutes fixtures or real property, this Indenture constitutes a realty mortgage and an assignment of rents with respect to all such items of real property and in addition to all other rights or remedies set forth in this Indenture, or otherwise available under Applicable Law, the Indenture Trustee shall have all of the rights, remedies and benefits of a mortgagee of real property under Applicable Law, including, without limitation, the rights and remedies pursuant to Arizona Revised Statutes ss. 33-702.B and Owner Trustee shall be deemed a mortgagor with respect to such items.

                  TO HAVE AND TO HOLD all the aforesaid properties, rights and interests unto the Indenture Trustee, its successors and assigns forever, but in trust, nevertheless, for the use and purposes and with the power and authority and subject to the terms and conditions mentioned and set forth in this Indenture.

                  UPON CONDITION that, unless and until an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall be permitted, to the exclusion of the Indenture Trustee, to possess and use the Lease Indenture Estate and exercise all rights with respect thereto and, without limitation of the foregoing, the Owner Trustee may exercise all of its rights under the Facility Lease to the same extent as if its right, title and interest therein had not been assigned to the Indenture Trustee to the extent set forth above, except that the Indenture Trustee shall receive all payments of Assigned Payments and all moneys and securities required to be held by or deposited with the Indenture Trustee hereunder.

                  It is expressly agreed that, anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain obligated to the Lessee under the Facility Lease to perform all of the Owner Trustee's obligations thereunder in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee shall not be required or obligated in any manner, except as expressly provided herein, to perform or fulfill any obligations of the Owner Trustee under the Facility Lease or to make any payment, or to make any inquiry as to the nature or sufficiency of any payments

6091.20.2898.51:1
                                      - 5 -
received by it, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  The Owner Trustee hereby warrants and represents that it has not assigned or pledged any of its right, title or interest in and to the Lease Indenture Estate to anyone other than the Indenture Trustee.

                  SECTION 2.2.  Payments Under the Facility
Lease.

                  The Facility Lease provides that (i) all payments constituting Assigning Payments shall be made to the Indenture Trustee at the Indenture Trustee's Office, (ii) all other payments other than Expected Payments shall be made to the Lessor at such address as the Lessor may direct by notice in writing to the Lessee, and (iii) all Expected Payments shall be made to the Person entitled to receive such payments. The Owner Trustee agrees that, so long as any Notes shall be Outstanding hereunder, all payments described in clause (i) above shall be directed to be made to the Indenture Trustee or in accordance with the Indenture Trustee's instruction and that if it should receive any such payments or any proceeds for or with respect to the Lease Indenture Estate or otherwise constituting part of the Lease Indenture Estate, it will promptly forward such payments to the Indenture Trustee or in accordance with the Indenture Trustee's instructions. The Indenture Trustee agrees to apply payments from time to time received by it (from the Lessee, the Owner Trustee or otherwise) with respect to the Lease Indenture Estate in the manner provided in Section 3.11 and Article V hereof.

                  SECTION 2.3  Release of Lien on Lease Indenture
Estate.

                  (a) Upon receiving evidence satisfactory to the Indenture Trustee that (i) it has received, or provision has been made in accordance with paragraph (c) hereof for, full payment of all principal of and premium, if any, and interest on the Notes and any other sums payable to the Indenture Trustee and the Holders of the Notes under this Indenture or the Facility Lease, and
(ii) all Trustee's Expenses shall have been paid in full or provision satisfactory to the Indenture Trustee shall have been made for such payment,



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

                  (A) the security interest and all other estate and rights granted by this Indenture shall cease and become null and void and all of the property, rights and interests included in the Lease Indenture Estate shall revert to and revest in the Owner Trustee without any other act or formality whatsoever, and

                  (B) the Indenture Trustee shall, at the request of the Owner Trustee, execute and deliver to the Owner Trustee such termination statements, releases or other instruments presented to the Indenture Trustee by or at the direction of the Owner Trustee as shall be requisite to evidence the satisfaction and discharge of this Indenture and the lien created with respect to the Lease Indenture Estate, to release or reconvey to the Owner Trustee or as directed by the Owner Trustee all the Lease Indenture Estate, freed and discharged from the provisions herein contained with respect thereto, and to release the Owner Trustee from its covenants herein contained.

                  (b) Upon receipt by the Indenture Trustee of the Assumption Agreement and other documents and opinions described in Section 3.9(b) hereof,
(i) the security interest and all other estate and rights granted by this Indenture by or on behalf of the Owner Trustee shall cease and become null and void and all of the property, rights and interests included in the Lease Indenture Estate shall revert to and revest in the Owner Trustee without any other act or formality whatsoever and (ii) the Indenture Trustee shall, at the request of the Owner Trustee, execute and deliver to the Owner Trustee, execute and deliver to the Owner Trustee such termination statements, releases or other instruments presented to the Indenture Trustee by or at the direction of the Owner Trustee as shall be requisite to evidence the satisfaction and discharge of this Indenture as to the Owner Trustee and the lien hereby created with respect to the Lease Indenture Estate, to release or reconvey to the Owner Trustee or as directed by the Owner Trustee all the Lease Indenture Estate, freed and discharged from the provisions herein contained with respect thereto, and to release the Owner Trustee from its covenants herein contained.

                  (c) Any Note shall, prior to the maturity or redemption date thereof, be deemed to have been paid within the meaning and with the effect expressed in this Section 2.3(c) if (i) there shall have been deposited with the Indenture Trustee either moneys in an amount which shall be sufficient, or


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

direct obligations of or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America or certificates of an ownership interest in the principal of or interest on obligations of or guaranteed as to principal and interest by the United States of America (Federal Securities), in each case which shall not contain provisions permitting the redemption thereof at the option of the issuer, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys in an amount which shall be sufficient, together with the moneys, if any, deposited with or held by the Indenture Trustee at the same time (such sufficiency to be established by the delivery to the Indenture Trustee of a certificate of an independent public accountant), to pay when due the principal of and premium, if any, and interest due and to become due on said Note on and prior to the redemption date or maturity date thereof, as the case may be, and
(ii) in the event said Note does not mature or is not to be redeemed within the next 45 days, the Indenture Trustee shall have been given irrevocable instructions to give, as soon as practicable, a notice to the registered Holder of such Note that the deposit required by subclause (i) above has been made with the Indenture Trustee and that said Note is deemed to have been paid in accordance with this Section 2.3(c) and stating such maturity or redemption date upon which moneys are to be available for the payment of the principal of and premium, if any, and interest on said Note. Neither the Federal Securities nor moneys deposited with the Indenture Trustee pursuant to this Section 2.3(c) or principal or interest payments on any such Federal Securities shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on said Note; provided, however, that any cash received from such principal or interest payments on such Federal Securities deposited with the Indenture Trustee, shall be reinvested pursuant to Section 8.8 hereof in Federal Securities. At such time as any Note shall be deemed paid as aforesaid, it shall no longer be secured by or entitled to the benefits of the Lease Indenture Estate or this Indenture, except that such Note shall be entitled to the benefits of the portions of the Lease Indenture Estate described in Granting Clauses (2), (3) and (5), to the extent such portions relate to such moneys or Federal Securities deposited with the Indenture Trustee.



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

                  (d) So long as any Note as to which this Indenture has been discharged remains unpaid, this Indenture shall continue in effect with respect to such Note solely with respect to rights of registration of transfer, exchange or replacement of such Note, rights to receive payment of the principal thereof and premium, if any, and interest thereon in accordance with the terms of this Indenture from such deposited funds or the proceeds of or interest on such Federal Securities and the correlative rights and responsibilities of the Indenture Trustee; provided, however, that, following such discharge, no claim for payment of principal of or premium, if any, or interest on such Note shall be made against the Owner Trustee or the Lease Indenture Estate other than as provided in this Section; provided, further, that the Owner Trustee, following such discharge, shall be released from any further duties or obligations under this Indenture and, except as expressly provided therein, any other Transaction Document.

                  SECTION 2.4.  Power of Attorney.

                  Subject to the other terms of this Indenture, the Owner Trustee hereby appoints the Indenture Trustee the Owner Trustee's attorney-in-fact, irrevocably, with full power of substitution, to collect, ask, require, demand, receive and give acquittance for any and all moneys and claims for moneys due and to become due to the Owner Trustee under or arising out of the Lease Indenture Estate, to endorse any checks or other instruments or orders in connection therewith, and to take any action (including the filing of financing statements or other documents) or institute any proceedings which the Indenture Trustee may deem to be necessary or appropriate to protect and preserve the interest of the Indenture Trustee in the Lease Indenture Estate.


                                   ARTICLE III

                        ISSUE, EXECUTION, AUTHENTICATION,
                         FORM AND REGISTRATION OF NOTES


                  SECTION 3.1.  Limitation on Notes.

                  No Notes may be issued under the provisions of, or become secured by, this Indenture except in accordance with the provisions of this
Article III. No Note shall be issued in an original principal amount of less than $25,000.


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

                  SECTION 3.2.  Execution of Notes.

                  All Notes shall be manually executed on behalf of the Owner Trustee by one of its Responsible Officers. In case any Responsible Officer of the Owner Trustee who shall have executed any of the Notes shall cease to be such a Responsible Officer before such Notes so executed shall have been authenticated by the Indenture Trustee and delivered or disposed of by the Owner Trustee, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who executed such Notes had not ceased to be such a Responsible Officer of the Owner Trustee; and any Note may be executed on behalf of the Owner Trustee by such person as, at the actual time of execution of such Note, shall be a Responsible Officer of the Owner Trustee, although at the date of such Note any such person was not such a Responsible Officer.

                  SECTION 3.3  Effect of Certificates of
Authentication.

                  Only such Notes as shall bear thereon a certificate of authentication substantially in the following form manually executed by the Indenture Trustee shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate of authentication of the Indenture Trustee upon any Note executed by the Owner Trustee shall be conclusive evidence that the Note so authenticated was duly issued, authenticated and delivered under this Indenture:

                  This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.

                  [NAME OF INDENTURE TRUSTEE]
                  as Indenture Trustee,



                  By________________
                  Authorized Officer



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


                  SECTION 3.4 Creation of the Initial Series Note; Aggregate Principal Amount, Dating and Terms; Prerequisites to Authentication and Delivery of Initial Series Note; Application of Proceeds.

                  (a) There is hereby created and established a separate series of Notes of the Owner Trustee designated: "Nonrecourse Promissory Note, Initial Series", which will be substantially in the form of Exhibit A hereto, and is herein referred to as the "Initial Series Note".

                  (b) Subject to the provisions of Section 3.10 hereof, the aggregate principal amount of the Initial Series Note issued by the Owner Trustee and authenticated and delivered by the Indenture Trustee hereunder shall not exceed the Maximum Principal Amount set forth in Schedule I hereto.

                  (c) The Initial Series Note,  subject to paragraph (e) of this
Section 3.4, shall be executed and issued by the Owner Trustee and authenticated and delivered by the Indenture Trustee on the date and to the Person specified by the Owner Trustee in its request and authorization for issuance, shall be dated the date specified by the Owner Trustee in its request and authorization for issuance, and shall be in the form of a registered Note payable to the Person designated in the Owner Trustee's request and authorization for issuance or its registered assigns.

                  (d) The Initial Series Note shall bear interest on the principal amount thereof from time to time Outstanding from the date thereof until paid at the rates of interest set forth in the form of the Initial Series Note. The principal amount of the Initial Series Note shall be payable as set forth in the Schedule of Principal Payments attached thereto. Installments of interest on and principal of the Initial Series Note shall be due and payable on the dates specified in the form of Initial Series Note.

                  (e) The Indenture Trustee shall authenticate the Initial Series Note and deliver the Initial Series Note to the Person designated by the Owner Trustee in the request and authorization for issuance in respect of the Initial Series Note in accordance with the provisions of this Section 3.4.



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

                  (f) Upon receipt of the proceeds of the Initial Series Note, the Indenture Trustee shall immediately transfer the same to, or pursuant to the direction of, the Owner Trustee, all as set forth in the request and authorization for issuance submitted by the Owner Trustee to the Indenture Trustee.

                  SECTION 3.5.  Additional Notes.

                  (1) Subject to Section 3.6 hereof, Additional Notes of the Owner Trustee may be issued under and secured by this Indenture, at any time or from time to time, in addition to the Initial Series Note and subject to the conditions hereinafter provided in this Section, for cash in the original principal amount of such Additional Notes, for the purpose of (i) refunding any previously issued series of Notes, in whole or in part, and/or (ii) providing funds for the payment of all or any portion of the Supplemental Financing Amount relating to Capital Improvements made or installed from time to time pursuant to the Facility Lease and/or (iii) providing funds to be paid to the Owner Trustee in the event of a partial return of the Investment to the Owner Trustee as contemplated by Sections 2(c) and 2(d) of the Participation Agreement; provided, however, that (x) in the case of Notes issued for the purposes set forth in clause (ii) or (iii) of this Section 3.5, no Note shall be issued by the Owner Trustee pursuant to this Section 3.5 unless such Notes may be pledged in accordance with Section 2.15(b) of the Collateral Trust Indenture and serve as the basis for Additional Bonds and (y) in the case of Notes issued for the purposes set forth in clause (i) or (iii) of this Section 3.5, no Note shall be issued by the Owner Trustee pursuant to this Section 3.5 unless Section 2(c) and/or 2(d) of the Participation Agreement shall have been complied with.

                  (2) Before any Additional Notes shall be issued under the provisions of this Section 3.5, the Owner Trustee shall have received from the Owner Participant, and delivered to the Indenture Trustee not less than 10 nor more than 30 days prior to the proposed date of issuance of such Additional Notes as set forth in the below mentioned request and authorization, a request and authorization to issue Additional Notes, which request and authorization shall include the amount of such Additional Notes, the date of issuance of such Additional Notes and details with respect thereto which are not inconsistent with this Section. Additional Notes shall have a designation so as to distinguish such Additional Notes from the Initial Series Note but otherwise shall be substantially similar in terms to the Initial Series

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

Note, shall specify maturity dates, rank part passu with all Notes then Outstanding, be dated their respective dates of authentication, bear interest at such rates (which may be fixed for floating) as shall be indicated in the aforementioned request and authorization, and shall be stated to be payable by their terms not later than the last day of the Basic Term.

                  (3) Except as to any differences in the maturity dates and amortization schedules of the Additional Notes or the rate or rates of interest thereon and the date or dates such interest is payable or the provisions for redemption with respect thereto, if any, such Additional Notes shall be on a parity with, and shall be entitled to the same benefits and security of this Indenture as, other Notes issued pursuant to the terms hereof.

                  (4) The terms, conditions and designations of such Additional Notes (which shall be consistent with this Indenture) shall be set forth in an indenture supplemental to this Indenture executed by the Owner Trustee and the Indenture Trustee. Such Additional Notes shall be executed as provided in
Section 3.2 and deposited with the Indenture Trustee for authentication, but before such Additional Notes shall be authenticated and delivered by the Indenture Trustee there shall be filed with the Indenture Trustee, in addition to the other documents and certificates required by this Section 3.5, the following, all of which shall be dated as of the date of the supplemental indenture:

                  (a) a copy of such supplemental indenture (which shall include the form of such series of Notes in respect thereof);

                  (b) a certificate of a Responsible Officer of the Owner Trustee (i) stating that to the best of his knowledge, no Default or Event of Default or Indenture Event of Default has occurred and is continuing, (ii) stating that the conditions in respect of the issuance of such additional series of Notes contained in this Section 3.5 have been satisfied, (iii) specifying the amount of the costs and expenses relating to the issuance and sale of such additional series of Notes contained in this Section 3.5 have been satisfied,
(iii) specifying the amount of the costs and expenses relating to the issuance and sale of such additional series of Notes, (iv) stating that payments pursuant to the Facility Lease of Basic Rent, Casualty Value, Special Casualty Value and Termination Value and of amounts in respect of the exercise of the Cure Option


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

and the Special Purchase Option are sufficient to pay all the Outstanding Notes, after taking into account the issuance of such Additional Notes and any related redemption, and (v), in the case of Notes issued for the purpose set forth in clause (ii) of Section 3.5(1), stating that all conditions to the related Supplemental Financing as set forth in Section 8(f) of the Facility Lease have been satisfied;

                  (c) such additional documents, certificates and opinions as shall be reasonably requested by, and acceptable to, the Owner Trustee and the Indenture Trustee.

                  (d) a request and authorization to the Indenture Trustee by or on behalf of the Owner Trustee to authenticate and deliver such Additional Notes to or upon the order of the Person or Persons noted in such request at the address set forth therein, and in such principal amounts as are stated therein, upon payment to the Indenture Trustee, but for the account of the Owner Trustee, of the sum or sums specified in such request and authorization; and

                  (e) an opinion of counsel to the effect that the conditions precedent required under this Indenture for the issuance of such Additional Notes have been complied with.

                  When the documents referred to in the foregoing clauses (a) through (e) above shall have been filed with the Indenture Trustee and when the Additional Notes described in the above-mentioned order and authorization shall have been executed and authenticated as required by this Indenture, the Indenture Trustee shall deliver such Additional Notes in the manner described in clause (d) above, but only upon payment to the Indenture Trustee of the sum or sums specified in such request and authorization.

                  SECTION 3.6.  Security for and Parity of Notes.

                  All Notes issued and Outstanding hereunder shall rank on a parity with each other and shall as to each other be secured equally and ratably by this Indenture, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance or otherwise. The maximum principal amount of Notes Outstanding and secured by this Indenture shall be the Maximum Outstanding Amount set forth in Schedule I hereto.



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

                  SECTION 3.7.  Source of Payments Limited.

                  All payments to be made by the Owner Trustee under this Indenture or on the Notes shall be made only from the Lease Indenture Estate and the Trust Estate. Each Holder of a Note, by its acceptance of such Note, and the Indenture Trustee agree that they will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to such Holder or the Indenture Trustee as herein provided and that neither the Owner Participant nor, except as expressly provided in this Indenture, the Owner Trustee nor the Indenture Trustee, shall be personally liable to such Holder of a Note or the Indenture Trustee, as the case may be, for any amounts payable hereunder or under such Note; provided, however, that in the event that the Lessee shall assume all the obligations and liabilities of the Owner Trustee hereunder and under the Notes pursuant to Section 3.9(b), then all payments to be made under this Indenture and the Notes shall be made only from payments made by the Lessee under the Notes in accordance with the Assumption Agreement referred to in Section 3.9(b) and each Holder of a Note and the Indenture Trustee agree that in such event they will look solely to the Lessee for such payment. Nothing herein contained shall be interpreted as affecting the duties and obligations of the Indenture Trustee set forth in
Section 7.4 hereof.

                  In furtherance of the foregoing, to the fullest extent permitted by law, each Holder of a Note (and each assignee of such Person), by its acceptance thereof, and the Indenture Trustee agree, as a condition to the Notes being secured under this Indenture, that neither such Holder nor the Indenture Trustee will exercise any statutory right to negate the agreements set forth in this Section 3.7.

                  SECTION 3.8.  Place and Medium of Payment.

                  The principal of and premium, if any, and interest on each Note shall be payable at the Indenture Trustee's Office immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Notwithstanding the foregoing or any provision in any Note to the contrary, if so requested by the Holder of any Note, by written notice to the Indenture Trustee, all amounts (other than the final payment) payable with respect to such obligation shall be paid by crediting the amount to be distributed to such


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
Holder to an account maintained by such Holder with the Indenture Trustee or by the Indenture Trustee's transferring such amount by wire, with such wire transfer to be initiated by such time as to permit, to the extent practicable, oral confirmation thereof (specifying the wire number) to be given no later than 12:00 noon New York City time on the date scheduled for payment, but only to the extent of funds available for such wire transfer, to such other bank in the United States having wire transfer facilities, including a Federal Reserve Bank, as shall have been specified in such notice, for credit to the account of such Holder maintained at such bank, any such credit or transfer pursuant to this
Section 3.8 to be in immediately available funds, without any presentment or surrender of such Note. Final payment of any such Note shall be made only against surrender of such Note at the Indenture Trustee's Office.

                  SECTION 3.9.  Prepayment of Notes; Assumption
by Lessee; Notice of Assumption or Prepayment.

                  (a) Notes shall be subject to prepayment (other than through application of the installment payments on such Notes) from time to time only as provided in this Indenture and as otherwise specifically provided, with respect to Notes of a particular series, in such Notes.

                  (b) In the event of the occurrence of a Deemed Loss Event, Event of Loss or Cure Option, and upon receipt by the Indenture Trustee of the documents listed below, all the obligations and liabilities of the Owner Trustee hereunder and under the Notes shall be assumed by the Lessee and the Owner Trustee shall be released and discharged without further act or formality whatsoever from all obligations and liabilities hereunder and under the Notes:

                  (1) a duly executed Assumption Agreement substantially in the form of Exhibit B to this Indenture;

                  (2) an opinion of counsel to the Lessee, addressed to the Indenture Trustee and the Holders of the Outstanding Notes, to the effect that the conditions precedent required by this Indenture for such assumption have been complied with, that the Assumption Agreement has been duly authorized, executed and delivered on behalf of the Lessee, that no Governmental Action is necessary or required in connection therewith (or if any such Governmental Action is necessary or required, that the same has been duly obtained and is in full force and effect), and that the Assumption Agreement is a legal, valid

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

       and binding agreement and obligation of the Lessee, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or similar laws of general application affecting the enforcement of creditors' rights generally and equitable principles);

                  (3) copies of all Governmental Actions referred to in such opinion;

                  (4) an indenture supplemental to this Indenture which shall, among other things, confirm the release of the Owner Trustee and the Lease Indenture Estate thereby effected and contain provisions appropriately amending references to the Facility Lease in this Indenture;

                  (5) a certificate of a Responsible Officer of the Lessee stating that, to the best of his knowledge, (i) the conditions precedent required by this Indenture for such assumption have been complied with,
       (ii) no Indenture Event of Default has occurred and is continuing, (iii) such assumption is permitted by the provisions of the Lessee's Articles of Incorporation and By-Laws and (iv) the Lessee is not insolvent within the meaning of any applicable preferential transfer, fraudulent conveyance or bankruptcy law; and

                  (6) a certificate of a Responsible Officer of the Owner Trustee stating that, to the best of his knowledge, no Indenture Event of Default has occurred and is continuing.

                  (c) Notice of any assumption or prepayment of Notes shall be given as promptly as practicable after the Indenture Trustee is notified thereof, and, in the case of prepayment, in no event less than (i) 30 days before the date fixed for prepayment (provided the Indenture Trustee receives such notification at least three Business Days before such 30th day), in the event of the exercise by the Lessee or the Owner Trustee, as the case may be, of its option to terminate the Facility Lease pursuant to Section 14 thereof or in the event of the exercise by the Lessee of the Cure Option or (ii) one day before the date fixed for prepayment, in the event of the exercise by the Lessee of the Special Purchase Option pursuant to Section 13(c) of the Facility Lease to the registered Holders of the Notes which have been assumed or are to be prepaid (and any assignee of a registered Holder which has given the Indenture Trustee written notice of such assignment).

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

                  (d) If the assumption described in paragraph (b) above has not occurred, then, as required by Section 9(j) of the Facility Lease, not less than 2 Business Days prior to any transfer referred to in Section 7 (b) (4) of the Participation Agreement, the Owner Trustee will cause the Undivided Interest and the Real Property Interest to be subjected to the lien of this Indenture by executing and delivering to the Indenture Trustee an Undivided Interest Indenture Supplement substantially in the form of Exhibit C to this Indenture.

                  SECTION 3.10.  Mutilated, Destroyed, Lost or
Stolen Notes.

                  If any Note shall become mutilated or shall be destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the Holder of such Note, execute, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Note, payable in the same original principal amount and dated the same date and of the same series as the Note so mutilated, destroyed, lost or stolen. The Indenture Trustee shall make a notation on each new Note of the amount of all payments of principal theretofore made on the Note so mutilated, destroyed, lost or stolen and the date to which interest on such old Note has been paid. If the Note being replaced has been mutilated, such Note shall be delivered to the Indenture Trustee who shall then deliver a certificate of destruction of the type required by Section 4.3 hereof. If the Note being replaced has been destroyed, lost or stolen, the Holder of such Note shall furnish to the Lessee, the Owner Trustee and the Indenture Trustee a bond or surety agreement of such Holder as shall be satisfactory to them to save the Lessee, the Owner Trustee, the Indenture Trustee, the Trust Estate and the Lease Indenture Estate harmless from any loss, however remote, including claims for principal of, and premium, if any, and interest on the purportedly destroyed, lost or stolen Note, together with evidence satisfactory to the Lessee, the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Note and of the ownership thereof; provided, however, that if the Holder of such Note is the Collateral Trust Trustee, the unsecured written undertaking of the Collateral Trust Trustee, in its individual capacity, shall be sufficient indemnity for purposes of this Section.



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

                  SECTION 3.11.  Allocation of Principal and
Interest.

                  In the case of each Note, each payment of principal thereof and interest thereon shall be applied, first, to the payment of accrued but unpaid interest on such Note (as well as any interest on overdue principal or, to the extent permitted by law, interest) to the date of such payment, second, to the payment of the principal amount of, and premium, if any, on such Note then due (including any overdue installment of principal) thereunder and third, the balance, if any, remaining thereafter, to the balance of the payment of the principal amount of, and premium, if any, on such Note.


                                   ARTICLE IV

                        REGISTRATION, TRANSFER, EXCHANGE,
                          CANCELLATION AND OWNERSHIP OF
                                      NOTES


                  SECTION 4.1.  Register of Notes.


                  The Indenture Trustee on behalf of the Owner Trustee shall maintain at the Indenture Trustee's Office a register for the purpose of registration, and registration of transfer and exchange, of the Notes by series and in which shall be entered the names and addresses of the owners of such Notes and the principal amounts of the Notes owned by them, respectively. For these purposes, the Indenture Trustee is hereby appointed transfer agent and registrar for the Notes.

                  SECTION 4.2  Registration of transfer or
Exchange of Notes.

                  A Holder of a Note intending to register the transfer of any Outstanding Note held by such Holder (including any transfer in the form of a pledge or assignment) or to exchange any Outstanding Note held by such Holder for a new Note or Notes of the same series may surrender such Outstanding Note at the Indenture Trustee's Office, together with the written request of such Holder, or of its attorney duly authorized in writing, in each case with signatures guaranteed, for the registration of such Note in the name of any pledgee or assignee (in the case of a transfer in the form of a pledge or assignment) or for the issuance of a new Note or Notes of the same series,


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


specifying the authorized denomination or denominations of any new Note or Notes to be issued and the name and address of the Person or Persons in whose name or names the Note or Notes are to be registered (either as pledgee or assignee or as owner). Promptly upon receipt by the Indenture Trustee of the foregoing and satisfaction of the requirements of Sections 4.5 and 4.6 hereof, the Indenture Trustee shall register such Note or Notes in the name or names of the Person or Persons as shall be specified in the written request and, in the case in which a new Note or Notes are to be issued, the Owner Trustee shall execute and the Indenture Trustee shall authenticate and deliver such new Note or Notes of the same series, in the same aggregate principal amount and dated the same date as the Outstanding Note surrendered, in such authorized denomination or denominations as shall be specified in the written request. The Indenture Trustee shall make a notation on each new Note of the amount of all payments of principal theretofore made on the old Note or Notes in exchange or transfer for which any new Note has been issued and the date to which interest on such old Note or Notes has been paid.

                  SECTION 4.3.  Cancellation of Notes.

                  All Notes surrendered to the Indenture Trustee for payment in full, prepayment in full or registration of transfer or exchange shall be cancelled by it; and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Indenture Trustee shall destroy cancelled Notes held by it in a manner satisfactory to the Owner Trustee and deliver a certificate of destruction to the Owner Trustee. If the Owner Trustee shall acquire any of the Notes, such acquisition shall not operate as a redemption of or the satisfaction of the indebtedness represented by such Notes unless and until the same shall be delivered to the Indenture Trustee for cancellation.

                  SECTION 4.4.  Limitation on Timing of
Registration of Notes.

                  The Indenture Trustee shall not be required to register transfers or exchanges of Notes on any date fixed for the payment or prepayment of principal of or interest on the Notes or during the fifteen days preceding any such date.



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                  SECTION 4.5.  Restrictions on Transfer Resulting from
Federal Securities Laws; Legend.

                  If not prohibited by the Securities Act, each Note shall be delivered to the initial Holder thereof without registration of such Note under the Securities Act and without qualification of this Indenture under the Trust Indenture Act. Prior to any transfer of any Note, in whole or in part, to any Person transfer of any Note, in whole or in part, to any Person other than the Collateral Trust Trustee, the Holder thereof shall furnish to the Lessee, the Indenture Trustee and the Owner Trustee an opinion of counsel, which opinion and which counsel shall be reasonably satisfactory to the Indenture Trustee, the Owner Trustee and the Lessee, to the effect that such transfer will not violate the registration provisions of the Securities Act or require qualification of this Indenture under the Trust Indenture Act, and all Notes issued hereunder shall be endorsed with a legend which shall read substantially as follows:

          This Note has not been registered under the Securities Act of 1933 and may not be transferred, sold or offered for sale in violation of such Act.

                  SECTION 4.6.  Charges upon Transfer or Exchange
of Notes.

                  As a further condition to registration of transfer or exchange of any Note, the Indenture Trustee and the Owner Trustee may charge the Holder thereof for any stamp taxes or governmental charges required to be paid with respect to such registration of transfer or exchange.

                  SECTION 4.7.  Inspection of Register of Notes.

                  The  register  of the  Holders  of the  Notes  referred  to in
Section 4.1 shall at all reasonable times be open for inspection by any Holder of a Note. Upon request by any Holder of a Note, or the Owner Trustee or the Lessee, the Indenture Trustee shall furnish such Person, at the expense of such Person, with a list of the names and addresses of all Holders of Notes entered on the register kept by the Indenture Trustee indicating the series, principal amount and number of each Note held by each such Holder.



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                  SECTION 4.8.  Ownership of Notes.

                  (a) Prior to due presentment for registration of transfer of any Note, the Owner Trustee and the Indenture Trustee may deem and treat the Holder of record of such Note as the absolute owner of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

                  (b) The Owner Trustee and the Indenture Trustee may, in their discretion, treat the Holder of record of any Note as the owner thereof without actual production of such Note for any purpose hereunder, except as provided in the last sentence of Section 3.8 hereof.

                  (c) Neither the Owner Trustee nor the Indenture Trustee shall be bound to take notice of or carry out the execution of any trust in respect of any Note, and may register the transfer of the same on the direction of the Holder of record thereof, whether named as trustee or otherwise, as though such Holder were the beneficial owner thereof.

                  (d) The receipt by the Holder of record of any Note of any payment of principal, premium or interest shall be a good discharge to the Owner Trustee and the Indenture Trustee for the same and neither the Owner Trustee nor the Indenture Trustee shall be bound to inquire into the title of any such Holder.


                                    ARTICLE V

                            RECEIPT, DISTRIBUTION AND
                       APPLICATION OF INCOME AND PROCEEDS
                         FROM THE LEASE INDENTURE ESTATE


                  SECTION 5.1.  Basic Rent, Interest on Overdue
Installments of Basic Rent and Prepayments of Interest.

                  Except as otherwise provided in Section 5.3 or 5.7 hereof, each payment of Basic Rent, as well as any payment of Supplemental Rent representing interest on overdue installments of Basic Rent, received by the Indenture Trustee at any time, shall be distributed by the Indenture in the following order of priority: first, so much of such payment as shall be required to pay in full the aggregate amount of the payment or payments of principal


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
and/or interest (as well as any interest on overdue principal or, to the extent permitted by law, interest) then due and unpaid on all Notes shall be distributed to the Holders of the Notes ratably, without priority of one over the other, in the proportion that the aggregate amount of such payment or payments then due and unpaid on all Notes held by each such Holder on such date bears to the aggregate amount of such payment or payments then due and unpaid on all Notes Outstanding on such date, without priority of interest over the principal or principal over interest; and second, the balance, if any, of such payment remaining thereafter shall be distributed, concurrently with any distribution pursuant to clause first hereof, to the Owner Trustee or as the Owner Trustee may direct. If there shall not otherwise have been distributed on any date (or within any applicable period of grace), pursuant this Section 5.1, the full amount then distributable pursuant to clause first of this Section 5.1, the Indenture Trustee shall distribute other payments of the character referred to in Sections 5.4 and 5.5 then held by it or thereafter received by it, except as otherwise provided in Section 5.3, to the Holders of all Notes to the extent necessary to enable it to make all the distributions then due pursuant to such clause first; provided that to the extent any distribution is made from amounts held pursuant to Section 5.4 hereof and the Lessee subsequently makes the payment of Basic Rent or Supplemental Rent in respect of which such distribution was made, such payment of Basic Rent or Supplemental Rent shall, unless a Default or Event of Default shall have occurred and be continuing, be applied to the purpose for which such amount held pursuant to Section 5.4 had been held, subject, in all cases, to the terms of Section 5.4. The portion of each such payment made to the Indenture Trustee which is to be distributed by the Indenture Trustee in payment of Notes shall be applied in accordance with
Section 3.11. Any payment received by the Indenture  Trustee pursuant to Section
6.8 shall be distributed to the Holders of the Notes, ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due and unpaid on all Notes held by each such Holder bears to the aggregate amount of the payments then due and unpaid on all Notes Outstanding. Amounts distributed by the Indenture Trustee pursuant to this Section 5.1 shall be distributed as promptly as practicable after such amounts are actually

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

received by the Indenture Trustee; provided, however, that in the event the Indenture Trustee shall be directed to make payments to the Holder of any Note by wire transfer in accordance with Section 3.8 hereof, any amounts received by the Indenture Trustee after 11:00 A.M., New York City time, may be distributed on the following Business Day.

                  SECTION 5.2. Amounts Received as Result of Event of Loss, Deemed Loss Event, Exercise of Option to Terminate or Exercise of
Cure or Special Purchase Option.

                  If an Event of Loss or Deemed Loss Event shall occur or the Lessee shall exercise the Cure or Special Purchase Option, and if either the Assumption Agreement or the Undivided Interest Indenture Supplement shall have been executed and delivered, any amounts of Casualty Value, Special Casualty Value or Fair Market Sales Value received or held by the Indenture Trustee in respect of such Event of Loss or Deemed Loss Event or exercise of the Cure or the Special Purchase Option shall be distributed forthwith to the Owner Participant. If the Lessee or Owner Trustee, as the case may be, shall exercise its option to terminate the Facility Lease pursuant to Section 14 thereof, or the Lessee shall exercise the Special Purchase Option pursuant to Section 13(c) thereof, then there shall be prepaid, on the date payments or proceeds with respect thereto are received by the Indenture Trustee (or as soon thereafter as practicable) under Section 14 of the Facility Lease, the unpaid principal amount of all Notes, together with the premium, if any, and all accrued but unpaid interest thereon to the date of such prepayment. Notice of such prepayment shall be given as provided in Section 3.9(c) and may provide that it is subject to receipt of funds for such prepayment. Except as otherwise provided in Section
5.3 or 5.7, any payments received and amounts realized by the Indenture Trustee upon exercise of the Lessee's or the Owner Trustee's option to terminate the Facility Lease under Section 14 thereof shall in each case be distributed on the date of prepayment as provided in clauses first, second and fifth of Section 5.3.

                  SECTION 5.3. Amounts Received After, or Held at Time of, Indenture Event of Default under Section 6.2.

                  Except as otherwise provided in Section 5.7, all payments received and amounts realized by the Indenture Trustee in respect of the Lease Indenture Estate (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to the Facility Lease or Article VI of this Indenture) after an Indenture Event of Default referred to in Section 6.2

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

shall have occurred and be continuing and the Notes have been accelerated pursuant to Section 7.1, as well as all payments thereafter received or amounts then held by the Indenture Trustee as part of the Lease Indenture Estate, shall be distributed by the Indenture Trustee in the following order of priority:

                  first, so much of such payments or amounts as shall be required to reimburse the Indenture Trustee for any Trustee's Expenses (to the extent not previously reimbursed) and to pay the reasonable remuneration of the Indenture Trustee, shall be applied by the Indenture Trustee to such reimbursement and payment;

                  second, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Notes, together with premium, if any, plus accrued but unpaid interest (as well as interest on overdue principal and, to the extent permitted by law, on overdue interest) thereon to the date of distribution, shall be distributed to the Holders of such Notes and in case the aggregate amount so to be distributed shall be insufficient to pay all such Notes in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid principal amount of all such Notes held by each such Holder, together with premium, if any, plus accrued but unpaid interest thereon to the date of distribution bears to the aggregate unpaid principal amount of all Notes, together with premium, if any, plus accrued but unpaid interest thereon to the date of distribution;

                  third, so much of such payments or amounts remaining as shall be required to pay the present or former Holders of the Notes the amounts payable to them as Indemnitees (to the extent not previously reimbursed) shall be distributed to such Holders; and in case the aggregate amount so to be paid to all such Holders in accordance with this clause third shall be insufficient to pay all such amounts as aforesaid, then ratably, without priority of one over the other, in the proportion that the amount of such indemnity or other payments to which such Person is entitled bears to the aggregate amount of such indemnity or other payments to which all such Persons are entitled;



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

                  fourth, the balance, if any, of such payments or amounts remaining shall be applied to the payment of any other indebtedness at the time due and owing to the Indenture Trustee or the Holders of the Notes which this Indenture by its terms secures; and

                  fifth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to or upon the direction of the Owner Trustee.

                  SECTION 5.4. Amounts Received for Which Provision Is Made in a Transaction Document.

                  Except as otherwise provided in Section 5.1, 5.3 or 5.7 hereof, any payments received by the Indenture Trustee in respect of the Lease Indenture Estate for which provision as to the application thereof is made in a Transaction Document shall be applied to the purpose for which payment was made in accordance with the terms of such Transaction Document, as determined, in the first instance from instructions or other information accompanying such payment, or, otherwise, in accordance with instructions form the payor of such payments.

                  SECTION 5.5.  Amounts Received for Which No Provision
Is Made.

                  Except as otherwise provided in Section 5.1, 5.3 or 5.7, any payments received and any amounts realized by the Indenture Trustee in respect of the Lease Indenture Estate

       (a) for which no provision as to the application thereof is made in a Transaction Document or elsewhere in this Article V shall be held by the Indenture Trustee as part of the Lease Indenture Estate, and

       (b) to the extent received or realized at any time after payment in full of the principal of and premium, if any, and interest on all the Notes, as well as any other amounts remaining as part of the Lease Indenture Estate after payment in full of the principal of and premium, if any, and interest on all the Notes, shall be distributed by the Indenture Trustee in the order of priority set forth in Section 5.3 (omitting clause second thereof).



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

                  SECTION 5.6.  Payments to Owner Trustee.

                  Unless otherwise directed by the Owner Trustee, all payments to be made to the Owner Trustee hereunder shall be made to the Owner Participant by wire transfer of immediately available funds as soon as practicable but in any event no later than the close of business on the date of receipt (assuming the Indenture Trustee has received such funds prior to 11:00 a.m. New York City time on the same day), to such account at such bank or trust company as the Owner Participant shall from time to time designate in writing to the Indenture Trustee.

                  SECTION 5.7.  Excepted Payments.

                  Anything in this Article V or elsewhere in this Indenture to the contrary notwithstanding, any Excepted Payment received at any time by the Indenture Trustee shall be distributed as promptly as practicable to the Person entitled to receive such Payment (such entitlement to be conclusively determined by reference to payment instructions from such Person).


                                   ARTICLE VI

                         REPRESENTATIONS, WARRANTIES AND
                       COVENANTS OF OWNER TRUSTEE; EVENTS
                           OF DEFAULT; REMEDIES OF THE
                                INDENTURE TRUSTEE


                  SECTION 6.1. Representations, Warranties and Provision of Owner Trustee.

                  The Owner Trustee hereby covenants and agrees that (i) it will duly and punctually pay the principal of, and premium, if any, and interest on, the Notes in accordance with the terms thereof and this Indenture, (ii) it will not pledge, create a security interest in or mortgage, so long as this Indenture shall remain in effect, any of its estate, right, title or interest in and to the Lease Indenture Estate or otherwise constituting part of the Trust Estate, to anyone other than the Indenture Trustee, (iii) so long as this Indenture shall remain in effect, it will not purchase or agree to purchase any property or asset other than the Undivided Interest and the Real Property Interest and other than as contemplated by the Transaction Documents, (iv) it will not, except with the prior written concurrence of the Indenture Trustee or as expressly provided in or permitted by this Indenture or with

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

respect to the Trust Agreement or any property not constituting part of the Lease Indenture Estate, take any action which would result in an impairment of any Note or the obligation of the Lessee to pay any amount under the Facility Lease which is part of the Lease Indenture Estate (not in any event including in respect of Excepted Payments) or any of the other rights or security created or effected thereby, or (v) issue, or incur any obligation in respect of, indebtedness for borrowed money except for its obligations in respect of Notes.

                  A signed copy of any amendment or supplement to the Trust Agreement shall be delivered by the Owner Trustee to the Indenture Trustee and the Lessee. This Indenture and the Lease Indenture Estate shall not be affected by an action under or in respect of the Trust Agreement except as otherwise provided in or permitted by this Indenture. The Trust Agreement may not in any event be terminated by the Owner Participant or the Owner Trustee or revoked by the Owner Participant so long as any of the Notes or any unpaid obligations under this Indenture remain Outstanding. The Owner Trustee may resign as Owner Trustee, appoint a successor Owner Trustee and take all necessary and proper action to constitute one or more Persons as co-trustee(s) jointly with the Owner Trustee or as separate trustee(s), all in accordance with the terms and conditions of Article IX of the Trust Agreement.

                  SECTION 6.2.  Indenture Events of Default.

                  The term Indenture Event of Default, wherever used herein, shall mean any of the following events (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) any of the Events of Default specified in the following clauses of Section 15 of the Facility Lease: (1) clause (i)(y), except a failure of the Lessee to pay any amount which shall constitute an Excepted Payment; (2) clause (i)(x), except a failure of the Lessee to pay any amount which shall constitute an Excepted Payment or except where the Owner Trustee shall not have rescinded or terminated the Facility Lease pursuant to Section 16(a)(i) of the Facility Lease; or (3) clause (vii); or



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                  (b) the rescission or termination  of, or the taking of action by the Owner Trustee or the Owner Participant the effect of which would be to rescind or terminate, the Facility Lease, whether pursuant to Section 16(a)(i) of the Facility Lease or otherwise; or

                  (c) any failure by the Lessee to perform and observe Section 10(b)(3)(iii) of the Participation Agreement; or

                  (d) the Owner Trustee shall fail to make any payment in respect of the principal of, or premium, if any, or interest on, the Notes within then (10) Business Days after the same shall have become due (other than by virtue of any failure by the Lessee to make any payment of Rent therefor); or

                  (e) the Owner Trustee shall fail to perform or observe any covenant or agreement to be performed or observed by it under Section 6.1 of this Indenture, or the Owner Participant shall fail to perform or observe any covenant or agreement to be performed or observed by it under Section 7(b)(1) of the Participation Agreement and, in any such case, such failure shall continue for a period of 30 days after notice thereof shall have been given to the Owner Trustee and the Owner Participant and the Lessee by the Indenture Trustee, specifying such failure and requiring it to be remedied.

                  SECTION 6.3.  Enforcement of Remedies.

                  (a) In the event that an Indenture Event of Default shall have occurred and be continuing, then and in every such case the Indenture Trustee, subject to paragraph (b) of this Section 6.3 and Section 6.11, may, and when required pursuant to the provisions of Article VII hereof shall, exercise any or all of the rights and powers and pursue, subject to the rights of the Lessee under the Facility Lease, (x) in the event such Indenture Event of Default is referred to in paragraph (d) or (e) of Section 6.2, any or all of the remedies then available pursuant to this Article VI and Article VII, or (y) in the event such Indenture Event of Default is referred to in paragraph (a), (b) or (c) of
Section 6.2, any or all of such remedies concurrently with the exercise and pursuit by the Owner Trustee of any or all of the remedies then available to the Owner Trustee under the Facility Lease.



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                  (b) Any  provisions of the Facility Lease or this Indenture to the contrary notwithstanding, if the Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of the Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to, or otherwise obtain all amounts due in respect of such Excepted Payment.

                  SECTION 6.4. Specific Remedies; Enforcement of Claims without Possession of Notes.

                  Subject to Sections 6.2, 6.3 and 6.11 hereof and the terms of the documents constituting a part of the Lease Indenture Estate, upon the occurrence and during the continuance of an Indenture Event of Default:

                  (a) The Indenture Trustee may, in order to enforce the rights of the Indenture Trustee and of the Holders of the Notes, direct payment to it of all moneys and enforce any agreement or undertaking constituting a part of the Lease Indenture Estate by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or by equity, and whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by Applicable Law, and in addition may sell, assign, transfer and deliver, from time to time to the extent permitted by Applicable Law, all or any part of the Lease Indenture Estate or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required by Applicable Law) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as the Indenture Trustee, in its uncontrolled discretion, may determine, or as may be required by Applicable Law, so long as the Owner Participant and the Owner Trustee are afforded a commercially reasonable opportunity to bid for all or such part of the Lease Indenture Estate in connection therewith. It is agreed that 90 days' notice to the Owner Participant, the Owner Trustee and the Lessee of the date, time and place of any proposed sale by the Indenture Trustee of all or any part of the Lease Indenture Estate or interest therein is reasonable. The

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

Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Holders of the Notes asserted or upheld in any bankruptcy, receivership or other judicial proceedings.

                  (b) Without limiting the foregoing, the Indenture Trustee, its assigns and its legal representatives, subject to the rights of the Lessee under the Facility Lease, shall have as to such of the Lease Indenture Estate as is subject to the Uniform Commercial Code or similar law in each relevant jurisdiction all the remedies of a secured party under the Uniform Commercial Code or similar law in such jurisdiction and such further remedies as from time to time may hereafter be provided in such jurisdiction for a secured party.

                  (c) All rights of action and rights to assert claims under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of the Notes at any trial or other proceedings instituted by the Indenture Trustee, and any such trial or other proceedings shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall be for the ratable benefit of the Holders of the Notes as herein provided. In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any such Holders parties to such proceedings.

                  (d) The Indenture Trustee may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                  SECTION 6.5.  Rights and Remedies Cumulative.

                  Subject to Sections 6.2, 6.3 and 6.11 hereof, (a) each and every right, power and remedy herein specifically given to the Indenture Trustee under this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture

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


Indenture Trustee and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and
(b) no delay or omission by the Indenture Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Participant, the Owner Trustee or the Lessee or to be an acquiescence therein.

                  SECTION 6.6.  Restoration of Rights and
Remedies.

                  In case the Indenture Trustee shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Owner Participant, the Indenture Trustee and the Lessee shall be restored to their former positions and rights hereunder with respect to the Lease Indenture Estate, and all rights, powers and remedies of the Indenture Trustee shall continue as if no such proceedings had been taken.

                  SECTION 6.7.  Waiver of Past Defaults.

                  Any past Indenture Default or Indenture Event of Default and its consequences may be waived by the Indenture Trustee, except an Indenture Default or an Indenture Event of Default (i) in the payment of the principal of or interest on any Note, subject to the provisions of Section 7.1 hereof, or
(ii) in respect of a covenant or provision hereof which, under Section 10.2 hereof, cannot be modified or amended without the consent of each Holder of a Note then Outstanding. Upon any such waiver, such Indenture Default or Indenture Event of Default shall cease to exist, and any other Indenture Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any right consequent thereon.



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

                  SECTION 6.8. Right of Owner Trustee to Pay Rent; Note Purchase; Substitute Lessee.

                  Anything in this Article VI or Article VII to the contrary notwithstanding:

                  (a) an Indenture Event of Default shall be deemed cured if such Indenture Event of Default results from non-payment of Basic Rent or Supplemental Rent under the Facility Lease, and the Owner Trustee or the Owner Participant shall have paid all principal of an interest on the Notes due (other than by acceleration) on the date such Basic Rent was payable (plus interest on such amount as required hereby) within 15 days after the receipt by the Owner Trustee in accordance with the notice provisions of the Participation Agreement. The Trustee or the Owner Participant, upon exercising cure rights under this paragraph (a), shall not obtain any Lien on any part of the Lease Indenture Estate on account of such payment for the costs and expenses incurred in connection therewith nor, except as expressly provided in the succeeding sentence, shall any claims of the Owner Trustee or the Owner Participant against the Lessee or any other Person for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Lease Indenture Estate. Upon any payment by the Owner Trustee or the Owner Participant pursuant to this Section 6.8, the Owner Trustee or the Owner Participant, as the case may be, shall (to the extent of such payment made by it) be subrogated to the rights of the Indenture Trustee and the Holders of the Notes to receive the payment of Rent with respect to which the Owner Trustee or the Owner Participant made such payment and interest on account of such Rent payment being overdue in the manner set forth in the next sentence. If the Indenture Trustee shall thereafter receive such payment of Rent or such interest, the Indenture Trustee shall, notwithstanding the requirements of Section 5.1, on the date such payment is received by the Indenture Trustee, remit such payment of Rent (to the extent of the payment made by the Owner Trustee or the Owner Participant pursuant to this
Section 6.8) and such interest to the Owner Trustee or the Owner Participant, as the case may be, in reimbursement for the funds so advanced by it.

                  (b) Each Holder of a Note agrees, by acceptance thereof, that if the Notes have been accelerated pursuant to Section 7.1, and the Owner Trustee, within 30 days after receiving notice from the Indenture Trustee pursuant to Section 7.1 hereof, shall give written notice to the Indenture

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

Trustee of the Owner Trustee's intention to purchase all of the Notes in accordance with this paragraph, accompanied by assurances of the Owner Trustee to purchase the Notes, then, upon receipt within 10 Business Days after such notice from the Owner Trustee of an amount equal to the aggregate unpaid principal amount of and any premium with respect to any unpaid Notes then held by such Holder, together with accrued but unpaid interest thereon to the date of such receipt (as well as any interest on overdue principal and, to the extent permitted by law, interest), such Holder will forthwith sell, assign, transfer and convey to the Owner Trustee (without recourse or warranty of any kind other than of title to the Notes so conveyed) all of the right, title and interest of such Holder in and to the Lease Indenture Estate, this Indenture and all Notes held by such Holder; provided, that no such Holder shall be required so to convey unless (1) the Owner Trustee shall have simultaneously tendered payment for all other Notes issued by the Owner Trustee at the time Outstanding pursuant to this paragraph and (2) such conveyance is not in violation of any Applicable Law.

                  (c) Each  Holder of a Note  further  agrees by its  acceptance thereof that the Owner Trustee shall have the right, pursuant to Section 16 of the Facility Lease, to terminate the Facility Lease and, in connection therewith, to arrange for the substitution of another Person as lessee under a new lease substantially similar to the Facility Lease (hereinafter the Substituted Lessee) and, subject to: (i) any Indenture Event of Default under paragraphs (d) and (e) of Section 6.2 having been cured by the Owner Trustee,
(ii) the Substituted Lessee's assuming all of the obligations under the Facility Lease and (iii) the Substituted Lessee's having an assigned credit rating by Standard & Poors's Corporation and Moody's Investors Service, Inc. (or, if either of such organizations shall not rate securities issued by such Substituted Lessee, by any other nationally recognized rating organization in the United States of America) with respect to at least one series of its debt obligations or preferred stock of the Substituted Lessee equal to or better than the ratings assigned, immediately prior to such substitution, by such organizations to comparable securities of the Lessee immediately prior to such substitution but in no event less than "investment grade" rating assigned by such organizations, then the Facility Lease between the Owner Trustee and such Substituted Lessee shall, for all purposes of this Indenture, be deemed to be the Facility Lease subject to the lien of this Indenture.



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

                  SECTION 6.9.  Further Assurances.

                  Subject to Section 7.6 hereof, the Owner Trustee covenants and agrees from time to time to do all such acts and execute all such instruments of further assurance as shall be reasonably requested by the Indenture Trustee for the purpose of fully carrying out and effectuating this Indenture and the intent hereof.

                  SECTION 6.10.  Right of Indenture Trustee To
Perform Covenants, etc.

                  If the Owner Trustee shall fail to make any payment or perform any act required to be made or performed by it hereunder or under the Facility Lease or if the Owner Trustee shall fail to release any Lien affecting the Lease Indenture Estate which it is required to release by the terms of this Indenture, the Indenture Trustee, without notice to or demand upon the Owner Trustee and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lease Indenture Estate. All sums so paid by the Indenture Trustee and all costs and expenses (including without limitation reasonable fees and expenses of legal counsel and other professionals) so incurred, together with interest thereon from the date of payment or occurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Lease Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or gross negligence on the part of the Indenture Trustee.

                  SECTION 6.11.  Certain Other Rights of the Owner
Trustee.

                  Notwithstanding any provision to the contrary in this Indenture, the Owner Trustee shall at all times retain, to the exclusion of the Indenture Trustee, all rights of the Owner Trustee to exercise any election or option to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of the Facility Lease, as well as all rights, powers and remedies on the part of the Owner Trustee, whether arising under the Facility Lease or by statute or at law or in equity or otherwise, arising out of any Default or Event of Default subject, however, to Section 10.2. Without the prior written consent of the


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


Indenture Trustee, the exercise of any of the aforesaid rights so retained by the Owner Trustee shall not be exercised in such a manner as to (i) reduce the amounts payable by the Lessee under the Facility Lease below the amounts necessary to provide the Owner Trustee with sufficient monies to make timely payments in full of amounts due with respect to the principal of and premium, if any, and interest on all Notes or (ii) rescind or terminate the Facility Lease pursuant to Section 16(a)(i) thereof. Nor shall the Owner Trustee exercise any other right or remedy under the Facility Lease the effect of which would be to effect such rescission or termination.


                                   ARTICLE VII

                           CERTAIN DUTIES OF THE OWNER
                        TRUSTEE AND THE INDENTURE TRUSTEE


                  SECTION 7.1. Duties in Respect of Events of Default, Deemed Loss Events and Events of Loss; Acceleration of Maturity.


                  In the event the Owner Trustee shall have actual knowledge of an Indenture Event of Default, an Event of Default, a Deemed Loss Event or an Event of Loss, the Owner Trustee shall give prompt written notice thereof to the Owner Participant, the Lessee and the Indenture Trustee. In the event the Indenture Trustee shall have actual knowledge of an Event of Default, an Indenture Event of Default, a Deemed Loss Event or an Event of Loss, the Indenture Trustee shall give prompt written notice thereof to the Owner Participant, the Owner Trustee, the Lessee and each Holder of a Note. Subject to the terms of Sections 6.2, 6.3, 6.4, 6.8, 6.11 and 7.3 hereof, (a) the Indenture Trustee shall take such action (including the waiver of past Defaults in accordance with Section 6.7 hereof), or refrain from taking such action, with respect to any such Indenture Event of Default, Event of Default, Deemed Loss Event or Event of Loss as the Indenture Trustee shall be instructed by a Directive, (b) if the Indenture Trustee shall not have received instructions as above provided within 20 days after mailing by the Indenture Trustee of notice of such Indenture Event of Default, Event of Default, Deemed Loss Event or Event of Loss to the Persons referred to above, the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding sentence, take such action, or refrain from taking such action, but shall be under no duty to take


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

or refrain from taking any action, with respect to such Indenture Event of Default, Event of Default, Deemed Loss Event or Event of Loss as it shall determine advisable in the best interests of the Holders of the Notes of all series and (c) in the event that an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee in its discretion may, or upon receipt of a Directive shall, by written notice to the Owner Trustee, declare the unpaid principal amount of all Notes with accrued interest thereon to be immediately due and payable, upon which declaration such principal amount and such accrued interest shall immediately become due and payable without further act or notice of any kind. For all purposes of this Indenture, in the absence of actual knowledge, neither the Owner Trustee nor the Indenture Trustee shall be deemed to have knowledge of an Indenture Event of Default or Event of Default except that the Indenture Trustee shall be deemed to have knowledge of the failure of the Lessee to pay any installment of Basic Rent within 10 Business Days after the same shall become due. For purposes of this Section 7.1, neither the Owner Trustee nor the Indenture Trustee shall be deemed to have actual knowledge of any Indenture Event of Default, Event of Default, Deemed Loss Event or Event of Loss unless it shall have received notice thereof pursuant to
Section 11.6 hereof or such Indenture Event of Default or Event of Default shall actually be known by an officer in the corporate trust department of the Owner Trustee or by an officer in the Corporate Trustee Administration Department of the Indenture Trustee, as the case may be.

                  SECTION 7.2.  Duties in Respect of Matters
Specified in Directive.

                  Subject to the terms of Sections 6.2, 6.3, 6.4, 6.8, 6.11, 7.1 and 7.3 hereof, upon receipt of a Directive, the Indenture Trustee shall take such of the following action as may be specified in such Directive: (i) give such notice or direction or exercise such right, remedy or power permitted hereunder or permitted with respect to the Facility Lease or in respect of any part or all of the Lease Indenture Estate as shall be specified in such Directive; and (ii) take such action to preserve or protect the Lease Indenture Estate as shall be specified in such Directive, it being agreed that without such a Directive, the Indenture Trustee shall not waive, consent to or approve any such matter as satisfactory to it.



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

                  SECTION 7.3.  Indemnification.

                  The Indenture Trustee shall not be required to take or refrain from taking any action under Section 7.1 or 7.2 or Article VI hereof which shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability unless the Indenture Trustee shall have been indemnified by the Holders of the Notes against liability, cost or expense (including counsel fees) which may be incurred in connection therewith, or unless, in the reasonable judgment of the Indenture Trustee, the indemnities of the Lessee shall be adequate for such purpose; provided, however, that if the Holder of such Note is the Collateral Trust Trustee, the unsecured written undertaking of the Collateral Trust Trustee, in its individual capacity, shall be sufficient indemnity for purposes of this Section. The Indenture Trustee shall not be required to take any action under Section 7.1 or 7.2 or Article VI hereof nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability or is contrary to the terms hereof or of the Facility Lease or is otherwise contrary to law.

                  SECTION 7.4. Limitations on Duties; Discharge of Certain Liens Resulting from Claims Against Indenture Trustee.

                  The Indenture Trustee shall have no duty or obligation to take or refrain from taking any action under, or in connection with, this Indenture or the Facility Lease, except as expressly provided by the terms of this Indenture. The Indenture Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary duly to discharge all Liens on any part of the Lease Indenture Estate which result from acts by or claims against it arising out of events or conditions not related to its rights in the Lease Indenture Estate or the administration of the Lease Indenture Estate or the transactions contemplated hereby.



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

                  SECTION 7.5. Restrictions on Dealing with Lease Indenture Estate.

                  Except as provided in the Transaction Documents, the Owner Trustee shall not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with any part of the Lease Indenture Estate.

                  SECTION 7.6.  Filing of Financing Statements
and Continuation Statements.

                  Pursuant to Section 10(b)(2) of the Participation Agreement, the Lessee has covenanted to maintain the priority of the lien of this Indenture on the Lease Indenture Estate. The Indenture Trustee shall, at the request and expense of the Lessee as provided in the Participation Agreement, execute and deliver to the Lessee and the Lessee will file, if not already filed, such financing statements or other documents and such continuation statements or other documents with respect to financing or other documents previously filed relating to the lien created under this Indenture in the Lease Indenture Estate as may be necessary to protect, perfect and preserve the lien created under this Indenture. At any time and from time to time, upon the request of the Lessee or the Indenture Trustee, at the expense of the Lessee as provided in the Participation Agreement (and upon receipt of the form of document so to be executed), the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as the Lessee or the Indenture Trustee may request in order for the Indenture Trustee to obtain the full benefits of the security interest and assignment created or intended to be created hereby and of the rights and powers herein granted. Upon the reasonable instructions (which instructions shall be accompanied by the form of document to be filed) at any time and from time to time of the Lessee or the Indenture Trustee, the Owner Trustee shall execute and file any financing statement (and any continuation statement with respect to any such financing statement), any certificate of title or any other document, in each case relating to the security interest and assignment created by this Indenture as may be specified in such instructions. In addition, the Indenture Trustee and the Owner Trustee will execute such continuation statements with respect to financing statements and other documents relating to the lien created under this Indenture in the Lease Indenture Estate as may be reasonably specified from time to time in written instructions of any Holder of a Note (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement or other document so to be filed).

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

                                  ARTICLE VIII

                        CONCERNING THE OWNER TRUSTEE AND
                              THE INDENTURE TRUSTEE


                  SECTION 8.1.  Acceptance of Trusts; Standard of Care.

                  The Indenture Trustee accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and the Participation Agreement and agrees to receive and disburse all moneys constituting part of the Lease Indenture Estate in accordance with the provisions hereof, provided that no implied duties or obligations shall be read into this Indenture or the Participation Agreement against the Indenture Trustee. The Indenture Trustee shall enter into and perform its obligations under the Participation Agreement, and, at the request of the Owner Trustee, any other agreement relating to any transfer of the Undivided Interest or the Real Property Interest or the assignment of rights under the Assignment and Assumption or, at the request of the Owner Trustee, the purchase by any Person of Notes or Additional Notes issued hereunder, all as contemplated hereby. The Indenture Trustee shall not be liable under any circumstances, except for its own willful misconduct or gross negligence. If any Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise such of the rights and remedies vested in it by this Indenture, subject to the provisions hereof, and shall use the same degree of care in their exercise as a prudent man would exercise or use in the circumstances in the conduct of his own affairs; provided that if in the opinion of the Indenture Trustee such action may tend to involve expense or liability, it shall not be obligated to take such action unless it is furnished with indemnity satisfactory to it.



6091.20.2898.51:1
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

                  SECTION 8.2.  No Duties of Maintenance, Etc.

                  Except pursuant to Section 7.2 hereof and except as provided in, and without limiting the generality of, Sections 7.1 and 7.4 hereof, the Indenture Trustee shall have no duty (i) to see to any recording or filing of any Transaction Document, or to see to the maintenance of any such recording or filing, or (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Lease Indenture Estate (except such as are required to be paid or discharged by it pursuant to this Indenture or any of the other Transaction Documents) or to make or file any reports or returns related thereto.

                  SECTION 8.3. Representations and Warranties of Indenture Trustee and the Owner Trustee.

                  NEITHER THE OWNER TRUSTEE NOR THE INDENTURE TRUSTEE MAKES ANY REPRESENTATION OR WARRANTY AS TO the VALUE, CONDITION, MERCHANTABILITY OR FITNESS FOR USE OF UNIT 1, THE UNDIVIDED INTEREST OR ANY PART OF THE LEASE INDENTURE ESTATE OR AS TO ITS INTEREST THEREIN, OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO UNIT 1, THE UNDIVIDED INTEREST OR ANY PART OF THE LEASE INDENTURE ESTATE WHATSOEVER. The Owner Trustee and the Indenture Trustee each represents and warrants, in its individual capacity, as to itself that this Indenture has been executed and delivered by one or more of its officers who are duly authorized to execute and deliver this Indenture on its behalf.

                  SECTION 8.4.  Moneys Held in Trust; Non-Segregation of Moneys.

                  All moneys and securities deposited with and held by the Indenture Trustee under this Indenture for the purpose of paying, or securing the payment of, the principal of or premium or interest on the Notes shall be held in trust. Except as provided in Sections 2.3(c), 8.8 and 11.1 hereof, moneys received by the Indenture Trustee under this Indenture need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law; provided, however, that any payments received or applied hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof. Except as otherwise expressly provided herein, the Indenture Trustee shall not be liable for any interest on any money held pursuant to this Indenture.


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

                  SECTION 8.5.  Reliance on Writings, Use of Agents, Etc.

                  The Indenture Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, telegram, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. In the case of the Lessee, the Indenture Trustee may accept a copy of a resolution of the Board of Directors or any duly constituted and authorized committee of the Board of Directors of the Lessee, certified by the Secretary or an Assistant Secretary of the Lessee as duly adopted and in full force an effect, as conclusive evidence that such resolution has been duly adopted by such Board or Committee and that the same is in full force and effect. As to the aggregate unpaid principal amount of the Notes Outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by an Authorized Officer of the Indenture Trustee. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes hereof rely on a certificate, signed by the Chairman of the Board, the President, any Vice President and the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Lessee, or a Holder of a Note or any Responsible Officer of the Owner Trustee, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Indenture trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture Trustee shall furnish to the Owner Trustee upon request such information and copies of such documents as the Indenture Trustee may have and as are necessary for the Owner Trustee to perform its duties under Article III hereof. In the administration of the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys selected by it in good faith and with reasonable care, and, with respect to matters relating to the Notes, the Lease Indenture Estate and its rights and duties under this Indenture and the other Transaction Documents, may, at the expense of the Lessee, or, if the Lessee shall have failed to pay or provide for the payment thereof, at the expense of the Lease Indenture Estate, consult with counsel, accountants and other skilled persons to be selected and

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

employed by it in good faith and with reasonable care, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons so selected. Unless otherwise specified herein or in any other Transaction Document, any opinion of counsel referred to in this Indenture or in such other Transaction Document may be relied on by the Indenture Trustee to the extent it is rendered by an attorney or firm of attorneys satisfactory to the Indenture Trustee (which may be counsel to the Owner Participant, the Owner Trustee, the Lessee or any party to any Transaction Document).

                  SECTION 8.6.  Indenture Trustee to Act Solely
as Trustee.

                  The Indenture Trustee acts hereunder solely as trustee as herein provided and not in any individual capacity, except as otherwise expressly provided herein; and except as provided in Sections 9(a) and 9(b) of the Participation Agreement or Section 7.4 or 8.1 hereof, all Persons having any claim against the Indenture Trustee arising from matters relating to the Notes by reason of the transactions contemplated hereby shall, subject to the lien and priorities of payment as herein provided and to Sections 3.6 and 5.7, look only to the Lease Indenture Estate for payment or satisfaction thereof.

                  SECTION 8.7. Limitation on Rights Against Registered Holders, the Owner Trustee or Lease Indenture Estate.

                  The Indenture Trustee shall be entitled to be paid for reimbursed for Trustee's Expenses as provided herein and in the other Transaction Documents. Nonetheless, the Indenture Trustee agrees that it shall have no right against the Holders of the Notes, the Owner Trustee (except to the extent included in Transaction Expenses payable by the Owner Participant) or, except as provided in Article V and Section 6.4 or this Article VIII, the Lease Indenture Estate for any fee as compensation for its services hereunder.

                  SECTION 8.8. Investment of Certain Payments Held by the Indenture Trustee.

                  Any amounts held by the Indenture Trustee hereunder other than pursuant to Section 2.3(c) or 11.1 hereof shall be invested by the Indenture Trustee from time to time as directed in writing by the Owner Trustee or by the


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

Owner Participant as agent of the Owner Trustee and at the expense and risk of the Owner Participant in (i) obligations of, or guaranteed as to interest and principal by, the United States Government maturing not more than 90 days after such investment, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated "prime-1" or its equivalent by Moody's Investors Service, Inc. or "A-1" or its equivalent by Standard & Poor's Corporation or (iii) certificates of deposit maturing within 90 days after such investment issued by commercial banks organized under the laws of the United States of America or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000; provided, however, that the aggregate amount at any one time so invested (a) in open market commercial paper of any corporation shall not exceed $2,000,000 and (b) in certificates of deposit issued by any one bank shall not exceed $10,000,000. Any income or gain realized as a result of any such investment shall be applied to make up any losses resulting from any such investment to the extent such losses shall not have been paid by the Owner Trustee or the Owner Participant pursuant to this Section 8.8. Any further income or gain so realized shall be promptly distributed (in no event later than the next Business Day) to the Owner Trustee or the Owner Participant, except after the occurrence and during the continuance of an Indenture Event of Default. The Indenture Trustee shall have no liability for any loss resulting from any investment made in accordance with this Section. Any such investment may be sold (without regard to maturity date) by the Indenture Trustee whenever necessary to make any distribution required by Article V hereof.

                  SECTION 8.9.  No Responsibility for Recitals, etc.

                  The Indenture Trustee makes no representation or warranty as to the correctness of any statement, recital or representation made by any Person other than the Indenture Trustee in this Indenture, any other Transaction Document or the Notes.



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

                  SECTION 8.10.  Indenture Trustee May Engage in
Certain Transactions.

                  The Indenture Trustee may engage in or be interested in any financial or other transaction with the Lessee, the Owner Participant, the Owner Trustee and any other party to a Transaction Document, provided that if the Indenture Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Indenture Trustee.

                  SECTION 8.11.  Construction of Ambiguous Provisions.

                  The Indenture Trustee, subject to Section 8.1 hereof, may construe any ambiguous or inconsistent provisions of this Indenture, and any such construction by the Indenture Trustee shall be binding upon the Noteholders. In construing any such provision, the Indenture Trustee will be entitled to rely upon opinions of counsel and will not be responsible for any loss or damage resulting from reliance in good faith thereon, except for its own gross negligence or willful misconduct.


                                   ARTICLE IX

                               SUCCESSOR TRUSTEES


                  SECTION 9.1. Resignation and Removal of Indenture Trustee; Appointment of Successor.

                  (a) The Indenture Trustee may resign at any time without cause by giving at least 30 days' prior written notice to the Owner Participant, the Owner Trustee, the Lessee and to each Holder of a Note, such resignation to be effective upon the acceptance of such trusteeship by a successor. In addition, the Indenture Trustee may be removed without cause by a Directive delivered to the Owner Participant, the Owner Trustee, the Lessee and the Indenture Trustee, and the Indenture Trustee shall promptly give notice thereof in writing to each Holder of a Note. In the case of the resignation or removal of the Indenture Trustee, a successor trustee may be appointed by such a Directive. If a successor trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee or any Holder of a Note may apply to any court of competent jurisdiction to appoint a

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

successor to act until such time, if any, as a successor shall have been appointed as above provided. The successor so appointed by such court shall immediately and without further act be superseded by any successor appointed as above provided within one year from the date of the appointment by such court.

                  (b) Any successor trustee, however appointed, shall execute and deliver to its predecessor and to the Owner Trustee an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the estates, properties, rights, powers and duties of its predecessor hereunder in the trusts under this Indenture applicable to it with like effect as if originally named the Indenture Trustee; but, nevertheless, upon the written request of such successor trustee or receipt of a Directive, its predecessor shall execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressly applicable to it, all the estates, properties, rights and powers of such predecessor under this Indenture, and such predecessor shall duly assign, transfer, deliver and pay over to such successor trustee all moneys or other property then held by such predecessor under this Indenture.

                  (c) Any successor trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any jurisdiction thereof having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

                  (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section 9.1, be the Indenture Trustee under this Indenture without further act.



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                                    ARTICLE X

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                          INDENTURE AND OTHER DOCUMENTS


                  SECTION 10.1. Supplements, Amendments and Modifications to This Indenture Without Consent of Holders of Notes.

                  The Indenture Trustee may, with the written consent of the Owner Trustee, from time to time and at any time execute a supplement to this Indenture without the consent of the Holders of Notes Outstanding in order to
(i) cure any defect, omission or ambiguity in this Indenture or for any other purpose if such action does not adversely affect the interests of such Holders,
(ii) grant or confer upon the Indenture Trustee for the benefit of such Holders any additional rights, remedies, powers, authority or security which may be lawfully granted or conferred and which are not contrary to or inconsistent with this Indenture, (iii) add to the covenants or agreements to be observed by the Owner Trustee and which are not contrary to this Indenture or surrender any right or power of the Owner Trustee, (iv) confirm or amplify, as further assurance, any pledge under, and the subjection to any lien or pledge created or to be created by, this Indenture, of the properties covered hereby, or subject to the lien or pledge of this Indenture additional revenues, properties or other collateral, including pursuant to an Undivided Interest Indenture Supplement,
(v) qualify this Indenture under the provisions of the Trust Indenture Act, (vi) evidence the appointment of any successor Indenture Trustee pursuant to the terms hereof, (vii) evidence the assumption and release affected by the Assumption Agreement, or (viii) execute supplemental indentures to evidence the issuance of and to provide the terms of, Additional Notes to be issued hereunder in accordance with the terms hereof.



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

                  SECTION 10.2. Supplements and Amendments to this Indenture and the Facility Lease With Consent of Holders of Notes.

                  Except as provided in Section 10.1 hereof, at any time and from time to time, (i) upon receipt of a Directive, the Indenture Trustee shall execute a supplement to this Indenture for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture, but only as specified in such Directive and, (ii) upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to any amendment of or supplement to the Facility Lease or execute and deliver such written waiver or modification of the terms of the Facility Lease to which the Owner Trustee may agree; provided, however, that, without the consent of the Holders of all the Notes then Outstanding no such supplement or amendment to this Indenture or the Facility Lease, or waiver or modification of the terms of either thereof, shall (x) modify any of the provisions of this Section or of
Section 7.1 or 7.2 hereof or Section 4 of the Facility Lease or of the definition of Directive contained in Appendix A hereto or the definition of Indenture Event of Default herein, reduce the amount of the Basic Rent, Casualty Value, Termination Value or any payment under or pursuant to Section 16 of the Facility Lease as set forth in the Facility Lease below such amount as is required to pay the full principal of, and premium, if any, and interest on, the Notes when due, or extend the time of payment thereof, (y) except as permitted by clause (x) above, modify, amend or supplement the Facility Lease or consent to the termination or any assignment thereof, in any case reducing the Lessee's obligations in respect of the payment of the Basic Rent, Casualty Value, Termination Value or any payment under or pursuant to Section 16 of the Facility Lease below the amount referred to in clause (x) above, or (z) deprive the Holders of any Note of the lien of this Indenture on the Lease Indenture Estate (except as contemplated by Section 3.9(b)) or materially adversely affect the rights and remedies for the benefit of such Holders provided in Article VI of this Indenture; and, provided, further, that, without the consent of the Holders of all the Notes then Outstanding and affected thereby no such supplement or amendment to this Indenture or the Facility Lease, or waiver or modification of the terms of either thereof, shall reduce the amount or extend the time of payment of any amount payable under any Note, reduce or modify the provisions for the computation of the rate of interest owing or payable thereon, adversely alter or modify the provisions of Article V with respect to the order of

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

priorities in which distributions thereunder with respect to the Notes shall be made, or reduce, modify or amend any indemnities in favor of the Holders of the Notes. Anything to the contrary contained herein notwithstanding, without the necessity of the consent of the Holders of Notes or the Indenture Trustee, (a) any indemnities in favor of the Owner Trustee or the Owner Participant may be modified, amended or changed and (b) the Owner Trustee may enter into any agreement with respect to the Lease Indenture Estate which by its terms does not become effective prior to the satisfaction and discharge of this Indenture, provided, however, that any agreement entered into by the Owner Trustee pursuant to this clause (b) shall not materially adversely affect the Indenture Trustee or the Holder of any Note.

                  SECTION  10.3.   Certain   Limitations  on   Supplements   and
Amendments.

                  If in the opinion of the Owner Trustee or the Indenture Trustee, each of which shall be entitled to rely on counsel for purposes of this
Section 10.3, any document required to be executed by either of them pursuant to the terms of Section 10.1 or 10.2 does not comply with the provisions of this Indenture or adversely affects any right, immunity or indemnity in favor of, or increases any duty of, the Owner Trustee or the Indenture Trustee under this Indenture, the Facility Lease or the Participation Agreement, the Owner Trustee or the Indenture Trustee, as the case may be, may in its discretion decline to execute such document.

                  SECTION 10.4. Directive Need Not Specify Particular Form of Supplement or Amendment.

                  It shall not be necessary for any Directive furnished pursuant to Section 10.2 hereof to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.



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

                  SECTION 10.5. Trustee to Furnish Copies of Supplement or Amendment.

                  Promptly after the execution by the Owner Trustee or the Indenture Trustee of any document entered into pursuant to Section 10.2, the Indenture Trustee shall mail, by first-class mail, postage prepaid, a conformed copy thereof to each Holder of an Outstanding Note at the address of such Person set forth in the register kept pursuant to Section 4.1 but the failure of the Indenture Trustee to mail such conformed copies shall not impair or affect the validity of such document.


                                   ARTICLE XI

                                  MISCELLANEOUS


                  SECTION 11.1. Moneys for Payments in Respect of Notes to be Held in Trust.

                  In case the Holder of any Note shall fail to present the same for payment on any date on which the principal thereof or interest thereon becomes payable, the Indenture Trustee may set aside in trust the moneys then due thereon uninvested and shall pay such moneys to the Holder of such Note or such Person upon due presentation or surrender thereof in accordance with the provisions of this Indenture, subject always, however, to the provisions of Sections 3.8 and 11.2.

                  SECTION  11.2.  Disposition  of Moneys  Held for  Payments  of
Notes.

                  Any moneys set aside under Section 11.1 and not paid to Holders of Notes as provided in Section 11.2 shall be held by the Indenture Trustee in trust until the latest of (i) the date three years after the date of such setting aside, (ii) the date all other Holders of the Notes shall have received full payment of all principal of and interest and other sums payable to them on such Notes or the Indenture Trustee shall hold (and shall have notified such Persons that it holds) in trust for that purpose an amount sufficient to make full payment thereof when due and (iii) the date the Owner Trustee shall have fully performed and observed all its covenants and obligations contained in this Indenture with respect to the Notes; and thereafter shall be paid to the Owner Trustee by the Indenture Trustee on demand; and thereupon the Indenture Trustee shall be released from all further liability with respect to such

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

moneys; and thereafter the Holders of the Notes in respect of which such moneys were so paid to the Owner Trustee shall have no rights in respect thereof except to obtain payment of such moneys from the Owner Trustee. Upon the setting aside of such moneys, interest thereon shall cease to accrue on the Notes.

                  SECTION 11.3.  Transfers Not to Affect Indenture or Trusts.

                  No Holder of a Note shall have legal title to any part of the Lease Indenture Estate. No transfer, by operation of law or otherwise, of any Note or other right, title and interest of any Holder of a Note in and to the Lease Indenture Estate or hereunder shall operate to terminate this Indenture or the trusts hereunder with respect to such Note or entitle any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Lease Indenture Estate.

                  SECTION 11.4.  Binding Effect of Sale of Lease
Indenture Estate.

                  Any sale or other conveyance of the Lease Indenture Estate or any part thereof by the Indenture Trustee made pursuant to the terms of this Indenture or the Facility Lease shall bind the Holder of the Notes and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee and such Holders in and to the same. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

                  SECTION 11.5.  Limitation as to Enforcement of
Rights, Remedies and Claims.

                  Nothing in this Indenture, whether express or implied, shall be construed to give to any Person, other than the Owner Trustee, the Owner Participant, the Lessee (to the extent Lessee's consent or other action by the Lessee is expressly provided for), the Indenture Trustee and the Holders of the Notes, any legal or equitable right, remedy or claim under or in respect of this Indenture or any Note.



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

                  SECTION 11.6.  Notices.

                  Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices given hereunder to the Lessee, the Owner Trustee, the Owner Participant or the Indenture Trustee shall be given in the manner provided in Section 18 of the Participation Agreement. Notices by the Indenture Trustee to any Holder of a Note shall be in writing and shall be given in person or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or mailed by registered or certified mail, addressed to such Holder at the address set forth in the register kept pursuant to Section 4.1. Whenever any notice in writing is required to be given by the Indenture Trustee to any Holder of a Note such notice shall be effective (x) if sent by telex, telecopy or other wire transmission, on the date of transmission thereof, or (y) if sent by mail, three Business Days after being mailed.

                  SECTION 11.7.  Separability of Provisions

                  In case any one or more of the provisions of this Indenture or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and any other application hereof shall not in any way be affected or impaired.

                  SECTION 11.8.  Benefit of Parties, Successors
and Assigns.

                  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee, the Indenture Trustee and their respective successors and assigns and each Holder of a Note, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Holder of a Note shall bind the successors and assigns of such Holder and any Holder of a Note issued in transfer or exchange of such Note.



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

                  SECTION 11.9.  Survival of Representations and Warranties.

                  All representations and warranties made with respect to the Notes shall survive the execution and delivery of this Indenture and the issue, sale and delivery of any Notes and shall continue in effect so long as any Note issued hereunder is Outstanding and unpaid.

                  SECTION 11.10.  Bankruptcy of the Owner Trustee.

                  If (a) the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code, or any successor provision,
(b) pursuant to such reorganization provisions the Owner Trustee is required, by reason of the Owner Trustee being held to have recourse liability directly or indirectly to the Holder of any Note or the Indenture Trustee, to make payment on account or any amount payable as principal or interest on such Note and (c) such Holder or the Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee on account of clause (b) of this Section, then such Holder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee such Excess Amount. For purposes of this Section, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received on or prior to the date of such payment by such Holder or the Indenture Trustee if the Owner Trustee had not become subject to the recourse liability referred to in clause (b) of this Section. Nothing contained in this Section shall prevent such Holder or the Indenture Trustee from enforcing any recourse obligation (and retaining the proceeds thereof) of the Owner Trustee expressly provided for under this Indenture or in the Notes.

                  SECTION 11.11.  Bankruptcy of the Owner Participant.

                  The Indenture Trustee and the Holders of the Notes shall be bound by the provisions of Section 19(f) of the Participation Agreement.

                  SECTION 11.12.  Counterpart Execution.

                  This Indenture and any amendment or supplement to this Indenture may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so

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

executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.13.  Dating of Indenture.

                  Although this Indenture is dated for convenience and for the purpose of reference as of the date mentioned, the actual date or dates of execution by the Owner Trustee and the Indenture Trustee are as indicated by their respective acknowledgements hereto annexed.



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

                  IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.



                                    THE FIRST  NATIONAL  BANK OF BOSTON,  not in
                                      its individual capacity, but solely as Owner Trustee under the Trust Agreement dated as of December 16, 1985, with the Owner Participant identified on Schedule 1 hereto



                                    By    /S/
                                        --------------------------------------
                                          Vice President



                                    CHEMICAL BANK,



                                    By    /S/
                                        ------------------------------------
                                         Vice President



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

STATE OF NEW YORK     )
                      )   ss.:
COUNTY OF NEW YORK    )


         On the 31st day of December, 1985, before me personally came CLARK M. WHITCOMB, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Boston, Massachusetts; that he is Vice President of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, described in and which executed the foregoing instrument; that it by authority of the by-laws of said association; and that he signed his name thereto on behalf of said association by like order.

                                            /S/ David Kaufman
                                            --------------------------
                                                 Notary Public



[NOTARIAL SEAL]                             Term Expires:  3/30/87



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



STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )


         On the 31st day of December, 1985, before me personally came T.J. FOLEY, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Bethpage, New York; that he is Vice President of CHEMICAL BANK, a New York banking corporation, described in and which executed the foregoing instrument; that it was authority of the by-laws of said association; and that he signed his name thereto on behalf of said corporation by like order.

                                            /S/ David Kaufman
                                            ------------------------
                                                 Notary Public



[NOTARIAL SEAL]                             Term Expires:  3/30/87



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

                                   SCHEDULE I


                                Owner Participant


          1. The Owner Participant is Burnham Leasing Corporation, a New York corporation.

          2. For purposes of Section 3.4(b) of the Indenture, the Maximum Principal Amount is $77,000,000.

          3. For purposes of Section 3.6 of the Indenture, the Maximum Outstanding Amount is $200,000,000.



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

                                    EXHIBIT A

                           FORM OF INITIAL SERIES NOTE


                  The Initial Series Note shall be substantially in the following form, with such omissions, insertions and variations as the Owner Trustee may determine with the approval of the Indenture Trustee and are not inconsistent with the provisions of the Indenture or as may be provided for in the Indenture:



                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
                SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                   NONRECOURSE PROMISSORY NOTE, INITIAL SERIES


                                    Issued at:            New York, New York

                                    Issue Date:           December 31, 1985



                  THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as owner trustee (Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation (the Owner Participant), hereby promises to pay to FIRST PV FUNDING CORPORATION, or registered assigns, the principal sum of

                  ($ ) on __________ 15, 20__, and to pay interest on the remaining unpaid principal amount hereof from the date hereof, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 in each year, commencing January 15, 1986, at the rate equal to the Variable Rate (as defined below) per annum, until the principal hereof is paid in full or made available for payment.



6091.BURNHAM.2898.51:1
                                       A-1

                  Said principal shall be payable in installments consisting of _____ installments of principal commencing on July 15, 198_, and on each January 15 and July 31 thereafter, to and including __________ 15, 20 __, each such principal installment to be equal to the percentage of the original principal amount hereof set forth in Schedule X hereto for the date such installment is due.

                  The "Variable Rate" shall mean the Applicable Percentage (as defined below) of the rate publicly announced from time to time by Chemical Bank at its principal office in New York City as its prime or base lending rate (any change in the Variable Rate being effective on the date such change in the Variable Rate is so announced). The "Applicable Percentage" shall equal (i) 100% for the period from December 31, 1985 through June 30, 1986, (ii) 125% for the period from July 1, 1986 through September 30, 1986, (iii) 150% for the period from October 1, 1986 through December 31, 1986, and (iv) 200% thereafter. All payments of interest shall be computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be.

                  Capitalized terms used in this Initial Series Note which are not other otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).

                  In the event any date on which a payment is due under this Initial Series Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

                  All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, as at any time amended or supplemented in accordance with the provisions thereof (the Indenture), between the First National Bank of Boston, not in its individual


6091.20.2898.51:1
                                       A-2
capacity, but solely as Owner Trustee (the Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with the Owner Participant and CHEMICAL BANK, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this Initial Series Note, agrees that such Holder will look solely to the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Initial Series Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder.

                  Principal, premium, if any, and interest shall be payable, in the manner provided in the Indenture, on presentment of this Initial Series Note at the Indenture Trustee Office, or as otherwise provided in the Indenture.

                  The Holder hereof, by its acceptance of this Initial Series Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this Initial Series Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this Initial Series Note unless and until all such notations have been duly made.

                  This Initial Series Note is the Initial Series Note referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity

6091.20.2898.51:1
                                       A-3
dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Initial Series Note and all other Notes issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the Holders of, and the nature and extent of the security for, this Initial Series Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of the Initial Series Note.

                  This Initial Series Note is subject to mandatory prepayment in full as provided in Section 5.2 of the Indenture, such prepayment being without premium but including accrued interest to the date of prepayment. In addition this Initial Series Note is subject to special prepayment, in whole only, on the date on which the Fixed Rate Note is issued in accordance with Section 3.5 of the Indenture, by giving written notice to the Indenture Trustee and the Holder of this Initial Series Note at least on Business Day prior to such date, such prepayment being with the following premiums (expressed as a percentage of principal amount of this Initial Series Note), together with accrued interest to the date of prepayment:


                        Period                         Premium
                        ------                         -------

                  January  1-10, 1986                   .096%
                  January 11-17, 1986                   .072%
                  January 18-24, 1986                   .048%
                  January 25-31, 1986                   .024%


and thereafter without premium.




6091.20.2898.51:1
                                       A-4

         In case an Indenture Event of Default shall occur and be continuing the unpaid balance of the principal of this Initial Series Note and any other Notes together with all accrued but unpaid interest thereon may, subject to certain rights of the Owner Trustee or the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

         The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this Initial Series Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Initial Series Note when due or an assumption of the obligation of the Owner Trustee under this Initial Series Note and the Indenture, in each case in accordance with the terms of the Indenture.

         There shall be maintained at the Indenture Trustee's office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Initial Series Note is registrable, as provided in the Indenture, upon surrender of this Initial Series Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof with signature guaranteed, together with the amount of any applicable transfer taxes. Prior to due presentment for registration of transfer of this Initial Series Note, the Owner Trustee and the Indenture Trustee may treat the person in whose name this Initial Series Note is registered as the Owner hereof for the purpose of receiving payments of principal of, and premium if any, and interest on this Initial Series Note and for all other purposes whatsoever, whether or not this Initial Series Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

         This Initial Series Note shall be governed by the laws of the State of New York.



6091.20.2898.51:1
                                       A-5

         IN WITNESS WHEREOF, the Owner Trustee has caused this Initial Series Note to be duly executed as of the date hereof.



                                    THE FIRST  NATIONAL  BANK OF BOSTON,  not in
                                      its  individual  capacity,  but  solely as
                                      Owner  Trustee  under  a  Trust  Agreement
                                      dated  as  of  December  16,  1985,   with
                                      BURNHAM Leasing Corporation



                                    By
                                        ------------------------------
                                                 Vice President



6091.BURNHAM.2898.51:1
                                       A-6

                                   ASSIGNMENT


                                                      Date:  December 31, 1985


                  For value received, the undersigned hereby sells, assigns and transfers to CHEMICAL BANK, as Trustee pursuant to the Collateral Trust Indenture dated as of December 16, 1985, as amended and supplemented, among the undersigned, Public Service Company of New Mexico and said Trustee, without recourse, the within Initial Series Note and all rights thereunder.



                                            FIRST PV FUNDING CORPORATION


                                            By____________________________
                                                       President



6091.BURNHAM.2898.51:1
                                       A-7

                                    EXHIBIT B


                              ASSUMPTION AGREEMENT



         TO: The Holders (as defined below) from time to time of the Notes (as defined below) of The First National Bank of Boston, not in its individual capacity, but solely as owner trustee under a Trust Agreement dated as of December 16, 1985 with [name of owner participant] (in such capacity, the "issuer") under the Trust Indenture, Mortgage, Security Agreement, and
                  Assignment of Rents (the "Indenture")
                  dated as of December 16, 1985 among the
                  Issuer and Chemical Bank, as trustee (the
                  "Trustee").


         The undersigned, PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the "Obligor"), for the purpose of satisfying in part its obligation to make certain payments under that certain Facility Lease dated as of December 16, 1985 between the Issuer and the Obligor (the "Facility Lease"), does hereby covenant and agree with the Holders (as defined in the Indenture) from time to time of the Notes (as defined in the Indenture) as follows:

                  SECTION 1. The Obligor does hereby agree to, and does hereby, assume unconditionally the payment of the principal of the Notes and of the interest and premium (if any) thereon, at the rates provided in the Notes, when and as the same shall become due and payable, whether at maturity or upon mandatory prepayment or upon declaration or otherwise, according to the terms of the Notes and of the Indenture.



6091.BURNHAM.2898.51:1
                                       B-1

                  SECTION 2. The assumption  herein  contained  shall be binding upon the Obligor, its successors and assigns and shall remain in full force and effect irrespective of the power or authority of the Issuer to issue the Notes or to execute, acknowledge and deliver the Indenture or the validity of the Notes, or the Indenture, or of any defense whatsoever that the Issuer may or might have to the payment of the Notes (principal, interest or premium), or to the performance or observance of any of the provisions or conditions of the Indenture or any Note, or of the existence or continuance of the Issuer as a legal entity; nor shall said assumption be affected by the merger, consolidation, or other dissolution of the Issuer or the sale or other transfer of the property the Issuer or by of the Issuer as an entirety, or substantially so, to any other person; nor shall the assumption be discharged or impaired by any act, failure or omission whatsoever on the part of any Holder of any Notes or the Trustee, including, among other such acts, failures and omissions, the following:

                  (a) any failure to present any Note for payment or to demand thereof, or to give to the Obligor notice of dishonor and non-payment of any Note when and as the same may become due and payable, or notice of any failure on the part of the Issuer to do any act or thing or to perform or keep any covenant or agreement by it to be done, kept or performed under the terms of Notes or the Indenture;

                  (b) any extension of the obligation of any Note, either indefinitely or for any period of time, or any other modification in the obligations under any Note or the Indenture or of the Issuer thereon or in connection therewith;

                  (c) any act or failure to act with regard to any Note or the Indenture or anything which might vary the risk of the Obligor; and

                  (d) any action taken under the Indenture and the Notes in the exercise of any right or power thereby conferred or any failure or omission on the part of the Trustee or the Holder of any Note to enforce any right or security given under the Indenture or any Note, or any waiver of any right or any failure or omission on the part of the Trustee or any Holder of any Note to enforce any right of any Holder of any Note against the Issuer;



6091.20.2898.51:1
                                       B-2
provided, always, that the specific enumeration of the above mentioned acts, failures, waivers or omissions shall not be deemed to exclude any other acts, failures, waivers or omissions though not specifically mentioned herein, it being the purpose and intent of this Assumption Agreement that the obligation of the Obligor shall be absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the payment of the principal of and interest on any Note and any premium thereon in case of prepayment, and then only to the extent of such payments.

                  SECTION  3.  (a)  Subject  to  the  requirements  of  Sections
10(b)(3)(iii)  and  (b)(3)(iv)  of  the  Participation   Agreement  and  to  the
provisions of paragraph (b) of this Section, nothing contained in this Assumption Agreement shall prevent any consolidation or merger of the Obligor with or into any other corporation or corporations (whether or not affiliated with the Obligor), or successive consolidations or mergers in which the Obligor or its successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Obligor, to any other corporation authorized to acquire and operate the same; provided, however, and the Obligor hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, all obligations of the Obligor under this Assumption Agreement on or in respect of any Note, and the due and punctual performance and observance of all of the covenants and conditions of this Assumption Agreement to be performed by the Obligor, shall be expressly and duly assumed, by an agreement reasonably satisfactory in form and substance to the Trustee, executed and delivered by the corporation (if other than the Obligor) formed by such consolidation, or into which the Obligor shall have been merged, or by the corporation which shall have acquired such property.

                  (b) the  Indenture  Trustee  (as  defined  in the  Indenture), subject to applicable provisions of the Indenture, may rely upon an opinion of counsel to the Obligor as conclusive evidence that any such merger, consolidation, sale or conveyance complies with the provisions of this Section.

                  SECTION 4. The Obligor does hereby consent to all of the terms and conditions of each Note Series and of the Indenture, and hereby waives any and all rights of notice of any fact or facts or circumstance or circumstances whatsoever and consents to any extension or extensions of time of any payment or


6091.20.2898.51:1
                                       B-3
payments, or of any other act or thing which any Holder or Holders of any Note or the Issuer may agree to consent to, either expressly, by acquiescence or otherwise, and hereby agrees not to claim or enforce any rights of subrogation or any other right or privilege which might otherwise arise on account of any payment made by it or act or thing done by it on account of or in accordance with its assumption herein contained, unless and until all of the Notes have been fully paid and discharged.

                  SECTION 5. The assumption herein expressed may be transferred or assigned at any time or from time to time and shall be considered to be transferred and assigned upon the transfer of any Note, whether with or without the consent of or notice to the Obligor or the Issuer. The Obligor hereby agrees to execute and deliver such instruments and to do such acts and things requested by the Trustee as shall be reasonably necessary to carry out and effectuate the purposes and intents of this Assumption Agreement. This Assumption Agreement may not be amended or modified in any respect without the prior written consent (evidenced as provided in the Indenture) of the Holders of not less than a majority in principal amount of the Notes Outstanding (as defined in the Indenture); provided, however, that without the written consent of the Holders of all of the Notes Outstanding, no such amendment or modification shall be effective which will change any of the provisions of Sections 1, 2, 4 or 5 of this Assumption Agreement. The Obligor agrees to file with the Indenture Trustee a duplicate original of each such consent.


                                   PUBLIC SERVICE COMPANY OF NEW
                                     MEXICO


                                   By     __________________________
                                                   Title:


ATTEST:


- --------------------
Title:



6091.20.2898.51:1
                                       B-4

                                    EXHIBIT C

                    UNDIVIDED INTEREST SUPPLEMENTAL INDENTURE



                  SUPPLEMENTAL  INDENTURE  NO.  _____  dated  as of  __________,
_____, to the TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS (hereinafter, together with supplements thereto, the Indenture) dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON (FNB), not in its individual capacity, but solely as trustee (the Owner Trustee) under a Trust Agreement, dated as of December 16, 1985, between FNB, whose address is 100 Federal Street, Boston, Massachusetts 02110, and BURNHAM LEASING CORPORATION, and CHEMICAL BANK, a New York banking corporation (the Indenture Trustee), whose address is 55 Water Street, New York, New York 10041.


                              W I T N E S S E T H:


                  WHEREAS, in accordance with Section 9(j) of the Facility Lease, the Owner Trustee is obligated, in certain cases, to cause the Undivided Interest and the Real Property Interest to be subjected to the Lien of the Indenture; and

                  WHEREAS, in order to further secure the obligations referred to in the Indenture, the Owner Trustee desires to grant to the Indenture Trustee the security interest and realty mortgage herein provided and parties hereto desire that the Indenture be regarded (i) to the extent that the Undivided Interest constitutes personal property, as a "security agreement" and as a "financing statement" under the Uniform Commercial Code and (ii) to the extent that the Undivided Interest and the Real Property Interest constitute fixtures or real property, as a realty mortgage;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and surficiency of which are hereby acknowledged, the parties hereto agree as follows:

6091.BURNHAM.2898.51:1
                                       C-1

                  SECTION 1.1. The Indenture. This Supplemental Indenture No._____ shall be construed as supplemental to and amendatory of the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                  SECTION 1.2. Definitions. Capitalized terms used herein, but which are not otherwise defined herein shall have the meaning set forth in Appendix A to the Indenture.

                  SECTION 1.3. Recording Information. The Indenture was recorded on December 31, 1985, in Maricopa County, Arizona [describe] [specify other recorded documents] [specify other places of recordation].

                  SECTION 1.4. Governing Law. This Supplemental Indenture No. _____ and the Indenture shall, for all purposes, be construed in accordance with and governed by the laws of the State of New York except to the extent that the laws of the State of Arizona shall be mandatorily applicable thereto.

                  SECTION 1.5. Security Interest and Realty Mortgage. As further security for the due and punctual payment of the principal of and premium, if any, and interest on the Notes according to their respective terms and effect and the performance and observance by the Owner Trustee of all the covenants and agreements made by it or on its behalf in the Notes, the Participation Agreement and this Indenture, the Owner Trustee does, by its execution and delivery hereof, hereby grant a security interest in, bargain, convey, warrant, assign, transfer, mortgage, pledge and set over unto the Indenture Trustee, and to its successors and assigns in trust, the following (which shall be a part of the Lease Indenture Estate for all purposes of the Indenture and the other Transaction Documents):



6091.20.2898.51:1
                                       C-2

                  (1) the Undivided Interest and the Real Property Interest, including, but without limitation, the Owner Trustee's Share of all Capital Improvements (including any which constitute fixtures under Applicable Law) now existing or which hereafter may become part of the Undivided Interest;

                  (2) all right, title and interest of the Owner Trustee in, to and under (a) the Bill of Sale, (b) the ANPP Participation Agreement,
         (c) the Deed and (d) the Assignment of Beneficial Interest, including, but without limitation, all amounts of Rent, insurance proceeds and condemnation, requisition and other awards and payments of any kind for or with respect to any part of the Lease Indenture Estate as contemplated in such documents;

                  (3) all other property of every kind and description, real, personal and mixed, and interests therein now held or hereafter acquired by the Owner Trustee pursuant to any term of any Transaction Document, whether or not subjected to the Lien of this Indenture by an indenture supplemental hereto; and

                  (4) all proceeds of the foregoing;

but excluding,  however,  from the Lease  Indenture  Estate any and all Excepted
Payments; and subject, however, to (i) the terms and provisions of this Indenture and (ii) the rights of the Lessee under the Facility Lease.

                  TO HAVE AND TO HOLD all the aforesaid properties, rights and interests unto the Indenture Trustee, its successors and assigns forever, but in trust, nevertheless, for the use and purposes and with the power and authority and subject to the terms and conditions mentioned and set forth in this Indenture.

                  UPON CONDITION that, unless and until an Indenture Event of Default shall have occurred and be continuing, the Owner Trustee shall be permitted, to the exclusion of the Indenture Trustee, to possess and use the Lease Indenture Estate and exercise all rights with respect thereto and, without limitation of the foregoing, the Owner Trustee may exercise all its rights under

6091.20.2898.51:1
                                       C-3
the documents specified in clause (2) above to the same extent as if it is right, title and interest therein had not been assigned to the Indenture Trustee to the extent set forth above, except that the Indenture Trustee shall receive all payments of Assigned Payments and all moneys and securities required to be held by or deposited with the Indenture Trustee hereunder.

                  The Owner Trustee hereby warrants and represents that it has not assigned or pledged any of its right, title or interest in and to the Lease Indenture Estate to anyone other than the Indenture Trustee.

                  SECTION 1.6. Real Estate Remedies. In addition to the remedies specified in the Indenture (including but without limitation Section 6.4 thereof) or otherwise available pursuant to Applicable Law, to the extent that any portion of the Lease Indenture Estate constitutes fixtures or real property, the Indenture and this Supplemental Indenture No.__ shall be, and shall be deemed to be, a realty mortgage and assignment of rents with respect to all items of real property and fixtures and the Indenture Trustee shall have all rights, remedies and benefits of a mortgagee of real property under Applicable Law (including, but without limitation, rights and remedies pursuant to Arizona Revised Statutes Section 33-702.B, or any comparable successor provision) and the Owner Trustee shall be and be deemed to be, a mortgagor with respect to such fixtures and real property.

                  SECTION 1.7. Certain Releases. In case a release from the security and other interests created by Section 1.5 hereof by the Indenture Trustee of a portion of the Undivided Interest shall be necessary in order to enable the Owner Trustee or the Lessee to perform its covenants and agreements set forth in the Transaction Documents or in the ANPP Participation Agreement or the Owner Trustee or the Lessee to carry out any action required by Section 8 of the Facility Lease, the Indenture Trustee shall execute and deliver to, or as directed by, the Owner Trustee or the Lessee an appropriate instrument or instruments provided to the Indenture Trustee by the Owner Trustee or the Lessee (in due form for filing or recording), so releasing a portion of the Undivided Interest, provided, however, that the Indenture Trustee shall have first received an Officer's Certificate in form and substance reasonably satisfactory to the Indenture Trustee, executed by the Lessee, accompanied by an opinion of counsel reasonably satisfactory to the Indenture Trustee, each of which shall be the effect that all necessary actions have been or are being taken simultaneously with such release in connection with the proposed action to comply with the items of this Indenture and Section 8 of the Facility Lease.


6091.20.2898.51:1
                                       C-4

                  SECTION 1.8. Severance. The parties hereto understand and agree Unit 1 (including the Undivided Interest), each Capital Improvement and each part thereof is or shall be severed, and shall be and remain severed, from the real estate constituting the PVNGS Site and even if physically attached thereto, shall retain the character of personal property, shall be treated as personal property with respect to the rights of all persons whomsoever, shall not be or become fixtures or otherwise part of the real estate constituting the PVNGS Site, and by virtue of its nature as personal property, shall not be affected in any way by any instrument dealing with the real estate constituting the PVNGS Site.

                  SECTION 1.9. ANPP Participation Agreement. The provision by the Owner Trustee to the Indenture Trustee of the realty mortgage and the security interest contemplated by this Supplemental Indenture No. ___ is in compliance with the provisions of the ANPP Participation Agreement, including, but without limitation, Section 15.6.3.2 thereof.

                  SECTION 1.10. Appointment of Co-Trustees or Separate Trustees.

                  (a) At any time or times, when necessary or prudent or for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Lease Indenture Estate may, at any time, be located, the Indenture Trustee, except as set forth in subsection (b)(6) of this Section 1.10, may, and upon receipt of a Directive shall, appoint one or more Persons to act as co-trustee of all or any such part of the Lease Indenture Estate or to act as separate trustee of any property constituting part thereof, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons any property, title, right or power demand necessary or desirable, subject to the remaining provisions of this Section 1.10. Except as set forth in subsection (b)(6) of this Section 1.10 the Owner Trustee shall join in any such appointment upon the request of the Indenture Trustee, but such joining will not be necessary for the effectiveness of such appointment.



6091.20.2898.51:1
                                       C-5

                  (b) Every separate trustee or co-trustee shall be appointed subject to the following terms:

                  (1) The rights, powers, duties and obligations conferred or imposed upon any such separate trustee or co-trustee shall not be greater than those conferred or imposed upon the Indenture Trustee, and such rights and powers shall be exercisable only jointly with the Indenture Trustee, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event, except as set forth in subsection
         (b)(6) of this Section 1.10, such rights and powers shall be exercised by such separate trustee or co-trustee subject to the provisions of subsection (b)(4) of this Section 1.10.

                  (2) The Indenture Trustee may at any time, by an instrument in writing executed by it, accept the resignation of, and may (and upon the receipt of a Directive, shall) remove any separate trustee or co-trustee appointed under this Section 1.10.

                  (3) No trustee under the Indenture and this Supplemental Indenture No. ___ shall be liable by reason of any act or omission of any other trustee or co-trustee under this Indenture.

                  (4) Except as set forth in subsection (b)(6) of this Section 1.10, no power given to such separate trustee or co-trustee shall be separately exercised hereunder by such separate trustee or co-trustee except with the consent in writing of the Indenture Trustee.

                  (5) The Indenture Trustee shall maintain custody of all money and securities.

                  (6) Notwithstanding anything contained to the contrary in this
         Section 1.10, to the extent the laws of any jurisdiction preclude the Indenture Trustee from taking any action hereunder either alone, jointly or through a separate trustee under the direction and control of the Indenture Trustee, the Owner Trustee, at the instruction of the


6091.20.2898.51:1
                                       C-6

         Indenture   Trustee,   shall  appoint  a  separate   trustee  for  such
         jurisdiction, which separate trustee shall have full power and authority to take all action hereunder as to matters relating to such jurisdiction without the consent of the Indenture Trustee, but subject to the same limitations in any exercise of his power and authority as those to which the Indenture Trustee is subject.

                  (c) Upon the acceptance in writing of such appointment by any such separate trustee or co-trustee, it shall be vested with the estates or property to which its appointment relates as specified in the instrument of appointment, subject to all the terms of the Indenture and this Supplemental Indenture No. ___.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Indenture and this Supplemental Indenture No. ___ on its behalf and in its name. If a separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 1.11. Separability of Provisions. In case any one or more of the provisions of this Supplemental Indenture No. ___ or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof and the Indenture and any other application hereof and thereof shall not in any way be affected or impaired.

                  SECTION 1.12. Counterpart Execution. This Supplemental Indenture No. ___ may be executed in any number of counterparts and by the different parties hereto and thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.



6091.20.2898.51:1
                                       C-7

                  IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               the Trust  Agreement  dated as of
                                               December 16,  1985,  with Burnham
                                               Leasing Corporation


                                            By    __________________________
                                                  Title:



                                            CHEMICAL BANK



                                            By    __________________________
                                                  Title:



6091.20.2898.51:1
                                       C-8

When Recorded, Return to:                            Greg R. Nielson
                                                     SNELL & WILMER
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073


================================================================================


                          SUPPLEMENTAL INDENTURE NO. 1

                            dated as of July 15, 1986

                                       To


                TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND
                               ASSIGNMENT OF RENTS


                          Dated as of December 16, 1985

                                     between

                     THE FIRST NATIONAL BANK OF BOSTON, not
                     in its individual capacity, but solely
                         as Owner Trustee under a Trust
                       Agreement dated as of December 16,
                            1985 with Burnham Leasing
                                   Corporation

                                       and

                                 CHEMICAL BANK,
                              as Indenture Trustee



                Original Indenture recorded December 31, 1985, as
              Instrument No. 85-623270, re-recorded April 17, 1986,
               as Instrument No. 86-187559, and confirmed by docu-
                 ment recorded April 25, 1986, as Instrument No.
              86-203241, all in Maricopa County, Arizona Recorder's
                                     Office.

================================================================================


6091.BURNHAM.2898.10:1

                  SUPPLEMENTAL INDENTURE No. 1 dated as of July 15, 1986 to Trust Indenture, Mortgage, Security Agreement and Assignment Of Rents dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association (FNB), not in its individual capacity, but solely as trustee (the Owner Trustee) under a Trust Agreement dated as of December 16, 1985 between FNB, whose address is 100 Federal Street, Boston, Massachusetts 02110, with Burnham Leasing Corporation, and CHEMICAL BANK, a New York banking corporation (the Indenture Trustee), whose address is 55 Water Street, New York, New York 10041.


                              W I T N E S S E T H:


                  WHEREAS, the Owner Trustee and the Indenture Trustee have entered into a Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985 (the Indenture) pursuant to which the Owner Trustee has issued the Initial Series Note;

                  WHEREAS, Section 3.5(1) of the Indenture provides, among other things, that the Initial Series Note may be refunded with Additional Notes;

                  WHEREAS, Section 3.5(4) of the Indenture provides, among other things, that the Owner Trustee and the Indenture Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the terms, conditions an designations of Additional Notes;

                  WHEREAS, the Owner Trustee desires to issue Additional Notes to effect a refunding of the Initial Series Note and to enter into this Supplemental Indenture No. 1 to establish the terms, conditions and designations of such Additional Notes;

                  WHEREAS, Section 10.1 of the Indenture provides that, without the consent of Holders of the Notes Outstanding, the Indenture Trustee may, with the written consent of the Owner Trustee, from time to time and at any time execute a supplement to the Indenture for the purposes set forth in said Section 10.1; and


6091.BURNHAM.2898.10:1

                  WHEREAS, the Owner Trustee desires to make the amendments to the Indenture set forth in Section 3 of this Supplemental Indenture No. 1;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture; provided, however, that, for all purposes of the Indenture, to the extent different from Appendix A thereto, the definitions of Deemed Loss Event, Event of Loss and Final Shutdown shall have the respective meanings set forth in or appended to the Facility Lease as amended from time to time in accordance with its terms and the terms of the Indenture.

SECTION 2.  Terms, Conditions and Designations of the Additional Notes.

                  (a) The Fixed Rate Notes.

                  There is hereby created and established a separate series of Notes of the Owner Trustee designated "Nonrecourse Promissory Notes, Fixed Rate Series" herein referred to as the Fixed Rate Notes. The Fixed Rate Notes shall be payable as to principal and bear interest on the principal amount thereof as follows:


 Fixed Rate Note               Interest            Principal
       Due                       Rate               Amount
 ---------------               --------            ---------

July 15, 1991                    8.300%           $ 7,017,000
July 15, 1996                    9.125%           $12,496,000
January 15, 2013                10.300%           $58,031,000
                                                  -----------
                                                  $77,544,000





6091.BURNHAM.2898.10:1
                                      - 4 -

Each Fixed Rate Note shall bear interest on the principal amount thereof from time to time Outstanding from the date thereof until paid at the rate of interest set forth therein. The principal amount of each Fixed Rate Note shall be payable as set forth in Schedule 1 attached thereto. Installments of interest on and principal of (and premium, if any, on) each Fixed Rate Note shall be due and payable on the payment dates specified in Schedule 1 attached thereto. The Fixed Rate Note due July 15, 1991 shall be substantially in the form of Exhibit A-1 to this Supplemental Indenture No. 1. The Fixed Rate Note due July 15, 1996 shall be substantially in the form of Exhibit A-2 to this Supplemental Indenture No. 1. The Fixed Rate Note due January 15, 2013 shall be substantially in the form of Exhibit A-3 to this Supplemental Indenture No. 1.

                  (b) Certain Adjustments to Amortization Schedules.

                  The schedule of principal amortization attached to each Fixed Rate Note may be adjusted at the discretion of the Owner Trustee at one time prior to July 15, 1988; provided, however, that no such adjustment shall be made by the Owner Trustee which will increase or reduce the average life of such Fixed Rate Note (calculated in accordance with generally accepted financial practice from the date of initial issuance) by more than six months; provided, however, such adjustment may be made only in connection with an adjustment to Basic Rent pursuant to Section 3(d) of the Facility Lease. If the Owner Trustee shall elect to make the foregoing adjustment, the Owner Trustee shall deliver to the Trustee and to the Lessee at least 60 days prior to the first payment date (specified on the schedule to such Fixed Rate Note) proposed to be affected by such adjustment, a certificate of the Owner Trustee (x) stating that the Owner Trustee has elected to make such adjustment, (y) setting forth the revised schedule of principal amortization for such Fixed Rate Note and (z) attaching calculations showing that the average life of such Fixed Rate Note will not be reduced or increased except as permitted by this paragraph (b). The Trustee may rely on such Owner Trustee certificate and shall have no duty with respect to the calculations referred to in the foregoing clause (z).



6091.BURNHAM.2898.10:1
                                      - 5 -

SECTION 3.  Amendments.

                  (a) Amendment to Section 3.5(1).

                  The proviso to paragraph (1) of Section 3.5 of the Indenture is hereby amended to insert "(if applicable)" immediately following the reference to the "Participation Agreement" appearing in such proviso.

                  (b) Amendment to Section 3.5(2).

                  The first sentence of paragraph (2) of Section 3.5 of the Indenture is hereby amended to insert the phrase "not less than 2 Business Days nor more than 30 Business Days" in lieu of the phrase "not less than 10 nor more than 30 days."

                  (c) Amendment to Section 10.2.

                  Section 10.2 is hereby amended to insert at the end thereof the following sentence:

                  "Notwithstanding the foregoing, the Indenture Trustee shall, upon receipt of a written instruction from the Lessee and the Owner Trustee, consent to an amendment of the definitions of "Deemed Loss Event", "Event of Loss" and "Final Shutdown" contained in or appended to the Facility Lease."

SECTION 4.  Miscellaneous.

                  (a) Dating of Supplemental Indenture.

                  Although this Supplemental Indenture No. 1 is dated for convenience and for the purpose of reference as of the date mentioned, the actual date or dates of execution by the Owner Trustee and the Indenture Trustee are as indicated by their respective acknowledgements hereto annexed.

                  (b) Counterpart Execution.

                  This Supplemental Indenture No. 1 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.



6091.BURNHAM.2898.10:1
                                      - 6 -

                  (c) Execution as Supplemental Indenture.

                  This Supplemental Indenture No. 1 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture No. 1 forms a part thereof.

                  (d) Disclosure.

                  Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a Delaware corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Chief Financial Officer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this Supplemental Indenture No. 1 to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               the Trust  Agreement  dated as of
                                               December 16,  1985,  with Burnham
                                               Leasing Corporation



                                            By  /S/
                                               ------------------------------
                                                   Authorized Officer



                                            CHEMICAL BANK,



                                            By   /S/
                                                -----------------------------
                                                      Vice President



6091.BURNHAM.2898.10:1
                                      - 7 -

STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


                  On the 16th day of July, before me personally came /S/ K. D. Woods, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Boston, Massachusetts; that he is an Authorized Officer of THE WEST NATIONAL BANK OF BOSTON, a national banking association, described in and which executed the foregoing instrument; that he knows the seal of said association; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the by-laws of said association; and that he signed his name thereto on behalf of said association by like order.



                                          /S/ Peter Lin Brightbill
                                          --------------------------
                                                Notary Public



[NOTARIAL SEAL]                             Term Expires:  1/21/88



6091.BURNHAM.2898.10:1

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )


                  On the 16th day of July, before me personally came T.J. FOLEY, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Bethpage, New York; that he is a Vice President of CHEMICAL BANK, a New York banking corporation, described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto on behalf of said corporation by like order.



                                            /S/ Peter Lin Brightbill
                                            --------------------------
                                                  Notary Public


[NOTARIAL SEAL]                             Term Expires:  1/21/88



6091.BURNHAM.2898.10:1

                                                                  EXHIBIT A-1
                                                                 TO AMENDMENT
                                                                     NO. 1


                             FORM OF FIXED RATE NOTE
                               (DUE JULY 15, 1991)


                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
                SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                 NONRECOURSE PROMISSORY NOTE, FIXED RATE SERIES
                               (DUE JULY 15, 1991)


                                    Issued at:     New York, New York

                                    Issue Date:    July 17, 1986



                  THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as owner trustee (Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation (the Owner Participant), hereby promises to pay to FIRST PV FUNDING CORPORATION, or registered assigns, the principal sum of Seven Million Seventeen Thousand Dollars (7,017,000) on July 15, 1991, together with interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time fro the date of this Fixed Rate Note until due and payable, in arrears, at the rate of 8.3% per annum. Payments of principal installments of this Fixed Rate Note shall be made in the "principal amount payable" and on the "principal amount payable" and on the "payment dates" specified in Schedule 1 hereto. Payments of accrued interest on this Fixed Rate Note shall be made on the "payment dates" specified in Schedule 1 hereto.

                  Capitalized terms used in this Fixed Rate Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).



6091.BURNHAM.2898.10:1
                                      - 1 -

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the rate per annum equal to 9.3% (computed on the basis of a 360-day year of twelve 30-day months) for the period during which any such principal, premium or interest shall be overdue.

                  In the event any date on which a payment is due under this Fixed Rate Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

                  All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and Chemical Bank, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Fixed Rate Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume all the obligations of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this Note shall be made only from payments made by the Lessee under this Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this Note agrees that on such event it will look solely to the Lessee for such payment.


6091.BURNHAM.2898.10:1
                                      - 2 -

                  Principal, premium, if any, and interest shall be payable, in the manner provided in the Indenture, on presentment of this Fixed Rate Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.

                  In the  manner and to the extent  provided  in the  Indenture,
Schedule 1 hereto may be adjusted once at the discretion of the Owner Trustee prior to July 15, 1988, in connection with an adjustment to Basic Rent under
Section 3(d) of the Facility Lease.

                  The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this Fixed Rate Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this Fixed Rate Note unless and until all such notations have been duly made.

                  This Fixed Rate Note is one of the Fixed Rate Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Fixed Rate Note and all other Notes issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the Holders of, and the nature and extent of the security for, this Fixed Rate Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Fixed Rate Note.

                  This Fixed Rate Note is not subject to prepayment in whole or in part.

6091.BURNHAM.2898.10:1

                  In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Fixed Rate Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee or the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture. Upon such declaration there shall also be due and payable as a special premium on this Fixed Rate Note an amount equal to a ratable portion of the fees and expenses then payable to the Collateral Trust Trustee, as certified to the Indenture Trustee by the Collateral Trust Trustee.

                  The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this Fixed Rate Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Fixed Rate Note when due or an assumption of the obligation of the Owner Trustee under this Fixed Rate Note and the Indenture, in each case in accordance with the terms of the Indenture.

                  There shall be maintained at the Indenture Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Fixed Rate Note is registrable, as provided in the Indenture, upon surrender of this Fixed Rate Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. Prior to due presentment for registration of transfer of this Fixed Rate Note, the Owner Trustee and the Indenture Trustee may treat the person in whose name this Fixed Rate Note is registered as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Fixed Rate Note and for all other purposes whatsoever, whether or not this Fixed Rate Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Fixed Rate Note shall be governed by, and construed in accordance with, the laws of the State of New York.



6091.BURNHAM.2898.10:1
                                      - 4 -

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Fixed Rate Note to be duly executed as of the date hereof.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               a  Trust  Agreement  dated  as of
                                               December 16,  1985,  with Burnham
                                               Leasing Corporation



                                       By
                                           -------------------------------
                                                 Authorized Officer



                  This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.





                                            CHEMICAL BANK,
                                            as Indenture Trustee



                                       By
                                           -------------------------------
                                                   Authorized Officer



6091.BURNHAM.2898.10:1
                                      - 5 -

                                   SCHEDULE 1
                             TO THE FIXED RATE NOTE
                               (DUE JULY 15, 1991)

                       Schedule of Principal Amortization

                           $7,017,000 Principal Amount


     Payment                         Principal                 Principal
      Date                         Amount Payable             Amount Paid
      ----                         --------------             -----------

January 15, 1987                    $         0             $
July 15, 1987                           232,000
January 15, 1988                        732,000
July 15, 1988                           763,000
January 15, 1989                        794,000
July 15, 1989                           827,000
January 15, 1990                        862,000
July 15, 1990                           898,000
January 15, 1991                        935,000
July 15, 1991                           974,000
                                     ----------

Principal Amount                     $7,017,000
                                     ----------


6091.BURNHAM.2898.10:1
                                   Page 1 of 1

                                   ASSIGNMENT


                               Date: July 17, 1986


                  For value received, the undersigned hereby sells, assigns and transfers to CHEMICAL BANK, as Trustee pursuant to the Collateral Trust Indenture dated as of December 16, 1985, as amended and supplemented among the undersigned, Public Service Company of New Mexico and said Trustee, without recourse, the Fixed Rate Note to which this Assignment is annexed and all rights thereunder.



                                            FIRST PV FUNDING CORPORATION



                                            BY       _______________________
                                                           President



6091.BURNHAM.2898.10:1
                                           Page 1 of 1

                                                                   EXHIBIT A-2
                                                                  TO AMENDMENT
                                                                         NO. 1


                             FORM OF FIXED RATE NOTE
                               (DUE JULY 15, 1996)


                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
                SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                 NONRECOURSE PROMISSORY NOTE, FIXED RATE SERIES
                               (DUE JULY 15, 1996)


                                    Issued at:      New York, New York

                                    Issue Date:     July 17, 1986


                  THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as owner trustee (Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation (the Owner Participant), hereby promises to pay to FIRST PV FUNDING CORPORATION, or registered assigns, the principal sum of Twelve Million Four Hundred and Ninety-Six Thousand Dollars (12,496,000) on July 15, 1996, together with interest (computed on a basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of this Fixed Rate Note until due and payable, in arrears, at the rate of 9.125% per annum. Payments of principal installments of this Fixed Rate Note shall be made in the "principal amount payable" and on the "payment dates" specified in Schedule 1 hereto. Payments of accrued interest on this Fixed Rate Note shall be made on the "payment dates" specified in Schedule 1 hereto.

                  Capitalized terms used in this Fixed Rate Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).



6091.BURNHAM.2898.10:1
                                      - 1 -

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the rate per annum equal to 10.125% (computed on the basis of a 360-day year of twelve 30-day months) for the period during which any such principal, premium or interest shall be overdue.

                  In the event any date on which a payment is due under this Fixed Rate Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

                  All payments of principal, premium if any, and interest to be made by Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and Chemical Bank, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Fixed Rate Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume all the obligations

6091.BURNHAM.2898.10:1
                                      - 2 -
of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this Note shall be made only from payments made by the Lessee under this Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this Note agrees that on such event it will look solely to the Lessee for such payment.

                  Principal, premium, if any, and interest shall be payable, in the manner provided in the Indenture, on presentment of this Fixed Rate Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.

                  In the  manner and to the extent  provided  in the  Indenture,
Schedule 1 hereto may be adjusted once at the discretion of the Owner Trustee prior to July 15, 1988, in connection with an adjustment to Basic Rent under
Section 3(d) of the Facility Lease.

                  The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this Fixed Rate Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this Fixed Rate Note unless and until all such notations have been duly made.

                  This Fixed Rate Note is one of the Fixed Rate Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Fixed Rate Note and all other Notes issued and outstanding from time to time under the Indenture.

6091.BURNHAM.2898.10:1
                                      - 3 -

Reference is hereby made to the Indenture for a statement of the rights of the Holders of, and the nature and extent of the security for, this Fixed Rate Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Fixed Rate Note.

                  This Fixed Rate Note may be prepaid in whole or in part at any time by the Owner Trustee as follows: upon the giving of not less than 30 days' notice as provided in the Indenture and at the following prepayment prices (expressed as a percentage of the unpaid principal amount hereof), together with interest accrued to the date fixed for prepayment: 109.125% of its principal amount, such percentage to decline by 1.304 on July 15, 1987 and on each second anniversary thereof and by 1.303 on July 15, 1988 and on each second anniversary thereof until such date as such percentage shall be 100%, and 100% thereafter; provided, however, that no such prepayment shall be made prior to July 15, 1991, directly or indirectly, as a part of, or in anticipation of, any refunding operation involving the incurrence of indebtedness by the Owner Trustee, the Lessee or any Affiliate of either thereof if such indebtedness has an effective interest cost to the Owner Trustee, the Lessee of such Affiliate, as the cases may be (computed in accordance with generally accepted accounting practice) of less than 9.125% per annum. This Fixed Rate Note is not otherwise subject to prepayment in whole or in part.

                  In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Fixed Rate Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee or the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.


6091.BURNHAM.2898.10:1
                                      - 4 -

Upon such declaration there shall also be due and payable as a special premium on this Fixed Rate Note an amount equal to a ratable portion of the fees and expenses then payable to the Collateral Trust Trustee, as certified to the Indenture Trustee by the Collateral Trust Trustee.

                  The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this Fixed Rate Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Fixed Rate Note when due or an assumption of the obligation of the Owner Trustee under this Fixed Rate Note and the Indenture, in each case in accordance with the terms of the Indenture.

                  There shall be maintained at the Indenture Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Fixed Rate Note is registrable, as provided in the Indenture, upon surrender of this Fixed Rate Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. Prior to due presentment for registration of transfer of this Fixed Rate Note, the Owner Trustee and the Indenture Trustee may treat the person is whose name this Fixed Rate Note is registered as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Fixed Rate Note and for all other purposes whatsoever, whether or not this Fixed Rate Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Fixed Rate Note shall be governed by, and construed in accordance with, the laws of the State of New York.



6091.BURNHAM.2898.10:1
                                      - 5 -

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Fixed Rate Note to be duly executed as of the date hereof.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               a  Trust  Agreement  dated  as of
                                               December  16,  1985 with  Burnham
                                               Leasing Corporation


                                            By  _________________________
                                                    Authorized Officer



                  This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.



                                            CHEMICAL BANK,
                                            as Indenture Trustee



                                            By  _________________________
                                                    Authorized Officer



6091.BURNHAM.2898.10:1
                                      - 6 -

                                   SCHEDULE 1
                             TO THE FIXED RATE NOTE
                               (DUE JULY 15, 1996)

                       Schedule of Principal Amortization

                          $12,496,000 Principal Amount


    Payment                    Principal                Principal
     Date                   Amount Payable             Amount Paid
     ----                   --------------             -----------

January 15, 1992               1,014,000             $
July 15, 1992                  1,060,000
January 15, 1993               1,109,000
July 15, 1993                  1,159,000
January 15, 1994               1,212,000
July 15, 1994                  1,267,000
January 15, 1995               1,325,000
July 15, 1995                  1,386,000
January 15, 1996               1,449,000
July 15, 1996                  1,515,000
                             -----------

Principal Amount             $12,496,000
                             -----------


6091.BURNHAM.2898.10:1
                                   Page 1 of 1

                                   ASSIGNMENT


                                                        Date:  July 17, 1986


                  For value received, the undersigned hereby sells, assigns and transfers to CHEMICAL BANK, as Trustee pursuant to the Collateral Trust Indenture dated as of December 16, 1985, as amended and supplemented, among the undersigned, Public Service Company of New Mexico and said Trustee, without recourse, the Fixed Rate Note to which this Assignment is annexed and all rights thereunder.



                                            FIRST PV FUNDING CORPORATION



                                            BY   _______________________
                                                       President



6091.BURNHAM.2898.10:1
                                   Page 0 of 1

                                                                   EXHIBIT A-3
                                                                   TO AMENDMENT
                                                                   No. 1


                             FORM OF FIXED RATE NOTE
                               (DUE JULY 15, 2013)


                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
                SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                 NONRECOURSE PROMISSORY NOTE, FIXED RATE SERIES
                               (DUE JULY 15, 2013)


                                    Issued at:       New York, New York

                                    Issue Date:      July 17, 1986


                  THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as owner trustee (Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation (the Owner Participant), hereby promises to pay to FIRST PV FUNDING CORPORATION, or registered assigns, the principal sum of Fifty-Eight Million Thirty-One Thousand Dollars (58,031,000) on January 15, 2013, together with interest (computed on a basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of this Fixed Rate Note until due and payable, in arrears, at the rate of 10.3% per annum. Payments of principal installments of this Fixed Rate Note shall be made in the "principal amount payable" and on the "payment dates" specified in Schedule 1 hereto. Payments of accrued interest on this Fixed Rate Note shall be made on the "payment dates" specified in Schedule 1 hereto.

                  Capitalized terms used in this Fixed Rate Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).



6091.BURNHAM.2898.10:1
                                      - 1 -

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest shall be paid, on demand, from the due date thereof at the rate per annum equal to 11.3% (computed on the basis of a 360-day year of twelve 30-day months) for the period during which any such principal, premium or interest shall be overdue.

                  In the event any date on which a payment is due under this Fixed Rate Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due.

                  All payments of principal, premium, if any, and interest to be made by Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and Chemical Bank, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Fixed Rate Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume all the obligations

6091.BURNHAM.2898.10:1
                                      - 2 -
of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this Note shall be made only from payments made by the Lessee under this Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this Note agrees that on such event it will look solely to the Lessee for such payment.

                  Principal, premium, if any, and interest shall be payable, in the manner provided in the Indenture, on presentment of this Fixed Rate Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.

                  In the  manner and to the extent  provided  in the  Indenture,
Schedule 1 hereto may be adjusted once at the discretion of the Owner Trustee prior to July 15, 1988, in connection with an adjustment to Basic Rent under
Section 3(d) of the Facility Lease.

                  The Holder hereof, by its acceptance of this Fixed Rate Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this Fixed Rate Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this Fixed Rate Note unless and until all such notations have been duly made.

                  This Fixed Rate Note is one of the Fixed Rate Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Fixed Rate Note and all other Notes issued and outstanding from time to time under the Indenture.

6091.BURNHAM.2898.10:1
                                      - 3 -

Reference is hereby made to the Indenture for a statement of the rights of the Holders of, and the nature and extent of the security for, this Fixed Rate Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Fixed Rate Note.

                  This Fixed Rate Note is subject to prepayment in whole as contemplated by Section 5.2 of the Indenture and in the circumstances therein described. In addition, this Fixed Rate may be prepaid in whole or in part at any time by the Owner Trustee as follows: upon the giving of not less than 30 days' notice as provided in the Indenture and at the following prepayment prices (expressed as a percentage of the unpaid principal amount hereof), together with interest accrued to the date fixed for prepayment: 110.3% of its principal amount, such percentage to decline by .412 on July 15, 1987 and each anniversary thereof, until such date as such percentage shall be 100%, and 100% thereafter; provided, however, that no such prepayment shall be made prior to July 15, 1991, directly or indirectly, as a part of, or in anticipation of, any refunding operation involving the incurrence of indebtedness by the Owner Trustee, the Lessee or any Affiliate of either thereof if such indebtedness has an effective interest cost to the Owner Trustee, the Lessee or such Affiliate, as the case may be (computed in accordance with generally accepted accounting practice) of less than 10.3% per annum. This Fixed Rate Note is not otherwise subject to prepayment in whole or in part.

                  In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Fixed Rate Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee or the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.


6091.BURNHAM.2898.10:1
                                      - 4 -

Upon such declaration there shall also be due and payable as a special premium on this Fixed Rate Note an amount equal to a ratable portion of the fees and expenses then payable to the Collateral Trust Trustee, as certified to the Indenture Trustee by the Collateral Trust Trustee.

                  The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this Fixed Rate Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Fixed Rate Note when due or an assumption of the obligation of the Owner Trustee under this Fixed Rate Note and the Indenture, in each case in accordance with the terms of the Indenture.

                  There shall be maintained at the Indenture Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Fixed Rate Note is registrable, as provided in the Indenture, upon surrender of this Fixed Rate Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. Prior to due presentment for registration of transfer of this Fixed Rate Note, the Owner Trustee and the Indenture Trustee may treat the person is whose name this Fixed Rate Note is registered as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Fixed Rate Note and for all other purposes whatsoever, whether or not this Fixed Rate Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Fixed Rate Note shall be governed by, and construed in accordance with, the laws of the State of New York.



6091.BURNHAM.2898.10:1
                                      - 5 -

                  IN WITNESS WHEREOF, the Owner Trustee has caused this Fixed Rate Note to be duly executed as of the date hereof.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               a  Trust  Agreement  dated  as of
                                               December  16,  1985 with  Burnham
                                               Leasing Corporation


                                            By     _________________________
                                                       Authorized Officer



                  This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.



                                            CHEMICAL BANK,
                                            as Indenture Trustee



                                            By     _________________________
                                                       Authorized Officer



6091.BURNHAM.2898.10:1
                                      - 6 -

                                   SCHEDULE 1
                             TO THE FIXED RATE NOTE
                             (DUE JANUARY 15, 2013)

                       Schedule of Principal Amortization

                          $58,031,000 Principal Amount


    Payment                            Principal                Principal
     Date                            Amount Payable            Amount Paid
     ----                            --------------            -----------

January 15, 1997                      $ 1,584,000             $
July 15, 1997                           1,666,000
January 15, 1998                        1,751,000
July 15, 1998                           1,078,000
January 15, 1999                        1,337,000
July 15, 1999                             739,000
January 15, 2000                        1,411,000
July 15, 2000                             779,000
January 15, 2001                        1,490,000
July 15, 2001                             822,000
January 15, 2002                        1,573,000
July 15, 2002                             867,000
January 15, 2003                        1,661,000
July 15, 2003                             915,000
January 15, 2004                        1,754,000
July 15, 2004                             965,000
January 15, 2005                        1,851,000
July 15, 2005                           1,587,000
January 15, 2006                        1,626,000
July 15, 2006                           1,417,000
January 15, 2007                        1,715,000
July 15, 2007                           1,495,000
January 15, 2008                        1,810,000
July 15, 2008                           1,577,000
January 15, 2009                        1,910,000
July 15, 2009                           1,664,000
January 15, 2010                        2,016,000
July 15, 2010                           1,782,000



6091.BURNHAM.2898.10:1
                                   Page 1 of 2

                                   SCHEDULE 1
                             TO THE FIXED RATE NOTE
                             (DUE JANUARY 15, 2013)

                       Schedule of Principal Amortization
                                   (Continued)


    Payment                            Principal              Principal
      Date                           Amount Payable          Amount Paid

January 15, 2011                      $ 3,687,000             $
July 15, 2011                           3,877,000
January 15, 2012                        4,077,000
July 15, 2012                           4,287,000
January 15, 2013                        1,261,000
                                      -----------

Principal Amount                      $58,031,000
                                      -----------


6091.BURNHAM.2898.10:1
                                   Page 2 of 2

                                   ASSIGNMENT

                                                          Date:  July 17, 1986


                  For value received, the undersigned hereby sells, assigns and transfers to CHEMICAL BANK, as Trustee pursuant to the Collateral Trust Indenture dated as of December 16, 1985, as amended and supplemented, among the undersigned, Public Service Company of New Mexico and said Trustee, without recourse, the Fixed Rate Note to which this Assignment is annexed and all rights thereunder.



                                            FIRST PV FUNDING CORPORATION



                                            BY       _______________________
                                                            President

6091.BURNHAM.2898.10:1

When Recorded, Return to:                            Greg R. Nielson
                                                     SNELL & WILMER
                                                     3100 Valley Bank Center
                                                     Phoenix, Arizona 85073

================================================================================

                          SUPPLEMENTAL INDENTURE NO. 2

                          Dated as of November 18, 1986

                                       To


                TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND
                               ASSIGNMENT OF RENTS


                   Dated as of December 16, 1985, as amended,

                                     between

                     THE FIRST NATIONAL BANK OF BOSTON, not
                     in its individual capacity, but solely
                         as Owner Trustee under a Trust
                       Agreement dated as of December 16,
                            1985 with Burnham Leasing
                                   Corporation

                                       and

                                 CHEMICAL BANK,
                              as Indenture Trustee


================================================================================

                Original Indenture recorded December 31, 1985, as
              Instrument No. 85-623270, re-recorded April 17, 1986,
               as Instrument No. 86-187559, and confirmed by docu-
                   ment recorded April 25, 1986, as Instrument
                 No. 86-203241, and Supplemental Indenture No. 1
              thereto, dated as of July 15, 1986, recorded July 17,
                1986 as Instrument No. 86-367472, all in Maricopa
                       County, Arizona Recorder's Office.

================================================================================



6091.BURNHAMU1.DEBT.147C:1

                  SUPPLEMENTAL INDENTURE No. 2 dated as of November 18, 1986 to Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, between THE FIRST NATIONAL BANK OF BOSTON, a national banking association (FNB), not in its individual capacity, but solely as Owner Trustee (the Owner Trustee) under a Trust Agreement dated as of December 16, 1985, between FNB, whose address is 100 Federal Street, Boston, Massachusetts 02110, with Burnham Leasing Corporation, a New York corporation, and CHEMICAL BANK, a New York banking corporation (the Indenture Trustee), whose address is 55 Water Street, New York, New York 10041.

                              W I T N E S S E T H:

                  WHEREAS, the Owner Trustee and the Indenture Trustee have entered into a Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985 (as heretofore supplemented and amended, the Indenture);

                  WHEREAS, Section 3.5(1) of the Indenture provides, among other things, that Additional Notes may be issued for the purpose of providing funds to be paid to the Owner Trustee in the event of a partial return of the Investment as contemplated by Section 2(c) of the Participation Agreement;

                  WHEREAS, Section 3.5(4) of the Indenture provides, among other things, that the Owner Trustee and the Indenture Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the terms, conditions and designations of Additional Notes;

                  WHEREAS, the Owner Trustee desires to issue Additional Notes to effect a partial return of the Investment and to enter into this Supplemental Indenture No. 2 to establish the terms, conditions and designations of such Additional Notes; and

                  WHEREAS, Section 10.1(viii) of the Indenture provides that, without the consent of Holders of the Notes Outstanding, the Indenture Trustee may, with the written consent of the Owner Trustee, from time to time and at any time execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of Additional Notes;



6091.BURNHAMU1.DEBT.147C:1
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

                  NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture.

SECTION 2.  Terms, Conditions and Designations of the Releveraging Note.

                  There is hereby created and established a separate series of Notes of the Owner Trustee designated "Nonrecourse Promissory Notes, Releveraging Series" herein referred to as the Releveraging Notes. Each
Releveraging Note shall be substantially in the form of Exhibit A to this Supplemental Indenture No. 2. The Releveraging Note initially issued shall be in the principal amount of $2,456,000 and shall bear interest from the date of issuance until the principal amount thereof is paid at the rate per annum of 10.15%. The principal amount of each Releveraging Note shall be payable as set forth therein. Installments of interest on each Releveraging Note shall be due and payable on the payment dates specified in such Releveraging Note.

SECTION 3.  Miscellaneous.

                  (a) Payment of Accrued Interest on Fixed Rate Notes.

                  Anything in the Fixed Rate Notes (as defined in Supplemental Indenture No. 1 to the Indenture) to the contrary notwithstanding, the Owner Trustee agrees that payments of accrued interest on each Fixed Rate Note shall be made on January 15 and July 15 in each year, commencing January 15, 1987, to and including the last "payment date" specified in Schedule 1 to each Fixed Rate Note.

                  (b) Effective Date of Supplemental Indenture.

                  This  Supplemental   Indenture  No.  2  shall  be  and  become
effective upon the execution hereof by the parties hereto.



6091.BURNHAMU1.DEBT.147C:1
                                      - 4 -

                  (c) Counterpart Execution.

                  This Supplemental Indenture No. 2 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  (d) Execution as Supplemental Indenture.

                  This Supplemental Indenture No. 2 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture No. 2 forms a part thereof.

                  (e) Disclosure.

                  Pursuant to Arizona Revised Statutes Section 33-401, the beneficiary of the Trust Agreement is Burnham Leasing Corporation, a New York corporation. The address of the beneficiary is 60 Broad Street, New York, New York 10004, Attention: Assistant Treasurer. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at 100 Federal Street, Boston, Massachusetts 02110, Attention of Corporate Trust Division.

                  (f) Filing Information.

                  The  Facility  Lease,  as  such  term  is  used  in the  Trust
Indenture, Mortgage, Security Agreement and Assignment of Rents, dated as of December 16, 1985, as amended and supplemented, is a lease of the property described in and conveyed to the Owner Trustee by (i) the Deed and Bill of Sale recorded December 31, 1985 as Instrument No. 85-623265, (ii) the Deed recorded December 31, 1985 as Instrument No. 85-623266, and (iii) the Deed and Assignment of Beneficial Interest dated December 31, 1985, with respect to Title USA Company of Arizona Trust No. 530 (as reflected in Affidavit of Trustee recorded December 31, 1985 as Instrument No. 85-623286), all in the records of Maricopa County Recorder's Office, the legal descriptions of such property being incorporated herein by this reference. The original Facility Lease was recorded December 31, 1985 as Instrument No. 85- 623268, in the records of the Maricopa County, Arizona Recorder's Office.



6091.BURNHAMU1.DEBT.147C:1
                                      - 5 -

                  IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this Supplemental Indenture No. 2 to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               the Trust  Agreement  dated as of
                                               December 16,  1985,  with Burnham
                                               Leasing Corporation


                                            By     /S/
                                               -------------------------------
                                                   Assistant Vice President



                                            CHEMICAL BANK,



                                            By     /S/
                                                ------------------------------
                                                         Vice President



6091.BURNHAMU1.DEBT.147C:1
                                      - 6 -

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )


         On the 24th day of November, 1986, before me personally came MARTIN P. HENRY, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Boston, Massachusetts; that he is an Assistant Vice President of THE FIRST NATIONAL BANK OF BOSTON, a national banking association, described in and which executed the foregoing instrument; and that he signed his name thereto on behalf of said association by authority of the Board of Directors of such association.



                                            /S/ David A. Spivak
                                            -----------------------------
                                                    Notary Public


[NOTARIAL SEAL]                             Term Expires: 3/30/87



6091.BURNHAMU1.DEBT.147C:1
                                      - 7 -

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF NEW YORK        )


         On the 24th day of November, 1986, before me personally came T. J. FOLEY, to me known, who, being by me duly sworn, did acknowledge, depose and say that he resides at Bethpage, New York; that he is a Vice President of CHEMICAL BANK, a New York banking corporation, described in and which executed the foregoing instrument; and that he signed his name thereto on behalf of said corporation by authority of the Board of Directors of such association.



                                            /S/ Delia T. Santiago
                                            -----------------------
                                                  Notary Public


[NOTARIAL SEAL]                             Term Expires: 3/30/87



6091.BURNHAMU1.DEBT.147C:1
                                      - 8 -

                                                               EXHIBIT A
                                                               TO SUPPLEMENTAL
                                                               INDENTURE NO. 2

                            FORM OF RELEVERAGING NOTE



                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
               SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
                SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

                NONRECOURSE PROMISSORY NOTE, RELEVERAGING SERIES
                             (DUE JANUARY 15, 2015)

                                    Issued at:      New York, New York

                                    Issue Date:     November 25, 1986



                  THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as Owner Trustee (Owner Trustee) under a Trust Agreement dated as of December 16, 1985 with Burnham Leasing Corporation (the Owner Participant), hereby promises to pay to FIRST PV FUNDING CORPORATION, or registered assigns, the principal sum of $2,456,000 (Two Million Four Hundred Fifty Six Thousand Dollars) on January 15, 2015 together with interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of this Releveraging Note until due and payable, in arrears, at the rate of 10.15% per annum. Payments of accrued interest on this Releveraging Note shall be made on January 15 and July 15 in each year, commencing January 15, 1987 to and including January 15, 2015.

                  Capitalization terms used in this Releveraging Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).

                  Interest on any overdue principal and premium, if any, and (to the extent permitted by applicable law) any overdue interest, shall be paid, on demand, from the due date thereof at the rate per annum equal to 11.15% (computed on the basis of a 360-day year of twelve 30-day months) for the period during which any such principal, premium or interest shall be overdue.



6091.BURNHAMU1.DEBT.147C:1
                                      - 1 -

                  In the event any date on which a payment is due under this Releveraging Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date which such payment was due.

                  All payments of principal, premium, if any, and interest to be made by the Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Rents dated as of December 16, 1985, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and Chemical Bank, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate and the Indenture Trustee shall have no obligation for the payment thereof except to the extent that the Indenture Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this Releveraging Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this Releveraging Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume the obligations of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this Releveraging Note shall be made only from payments made by the Lessee under this Releveraging Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this Releveraging Note agrees that in such event it will look solely to the Lessee for such payment.

                  Principal, premium, if any, and interest shall be payable, in the manner provided in the Indenture, on presentment of this Releveraging Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.



6091.BURNHAMU1.DEBT.147C:1
                                      - 2 -

                  The Holder hereof, by its acceptance of this Releveraging Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this Releveraging Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this Releveraging Note unless and until all such notations have been duly made.

                  This Releveraging Note is one of the Releveraging Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indentured, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this Releveraging Note and all other Notes issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the Holders of, and the nature and extent of the security for, this Releveraging Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this Releveraging Note.

                  This Releveraging Note is subject to prepayment in whole as contemplated by Section 5.2 of the Indenture and in the circumstances therein described. In addition, this Releveraging Note may be prepaid in whole or in part at any time on or after January 15, 1992 by the Owner Trustee upon the giving of not less than 30 days' notice (as provided in the Indenture) and at the following prepayment prices (expressed as a percentage of the unpaid principal amount hereof), together with interest accrued to the date fixed for prepayment:



6091.BURNHAMU1.DEBT.147C:1
                                      - 3 -

                    Twelve Month                        Redemption
                 Period Beginning                         Price
                 ----------------                         -----

                 January 15, 1992                        108.120%
                 January 15, 1993                        107.714
                 January 15, 1994                        107.308
                 January 15, 1995                        106.902
                 January 15, 1996                        106.496
                 January 15, 1997                        106.090
                 January 15, 1998                        105.684
                 January 15, 1999                        105.278
                 January 15, 2000                        104.872
                 January 15, 2001                        104.466
                 January 15, 2002                        104.060
                 January 15, 2003                        103.654
                 January 15, 2004                        103.248
                 January 15, 2005                        102.842
                 January 15, 2006                        102.436
                 January 15, 2007                        102.030
                 January 15, 2008                        101.624
                 January 15, 2009                        101.218
                 January 15, 2010                        100.812
                 January 15, 2011                        100.406


and thereafter at the principal amount thereof, together with interest accrued to the date fixed for prepayment. This Releveraging Note is not otherwise subject to prepayment in whole or in part.

                  In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this Releveraging Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee or the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

                  The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this Releveraging Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this Releveraging Note when due or an assumption of the obligation of the Owner Trustee under this Releveraging Note and the Indenture, in each case in accordance with the terms of the Indenture.



6091.BURNHAMU1.DEBT.147C:1
                                      - 4 -

                  There shall be maintained at the Indenture Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this Releveraging Note is registrable, as provided in the Indenture, upon surrender of this Releveraging Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. Prior to due presentment for registration of transfer of this Releveraging Note, the Owner Trustee and the Indenture Trustee may treat the person in whose name this Releveraging Note is registered as the Owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Releveraging Note and for all other purposes whatsoever, whether or not this Releveraging Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

                  This Releveraging Note shall be governed by, and construed in accordance with, the laws of the State of New York.



6091.BURNHAMU1.DEBT.147C:1
                                      - 5 -

                  IN  WITNESS  WHEREOF,   the  Owner  Trustee  has  caused  this
Releveraging Note to be duly executed as of the date hereof.



                                           THE FIRST  NATIONAL  BANK OF  BOSTON,
                                               not in its  individual  capacity,
                                               but solely as Owner Trustee under
                                               the Trust  Agreement  dated as of
                                               December 16,  1985,  with Burnham
                                               Leasing Corporation


                                            By
                                                -----------------------------
                                                   Assistant Vice President



         This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.



                                            CHEMICAL BANK,
                                            as Indenture Trustee


                                            By
                                                -----------------------------
                                                   Authorized Officer



6091.BURNHAMU1.DEBT.147C:1
                                      - 6 -

                                   ASSIGNMENT

                             Date: November 25, 1986


For value received, FIRST PV FUNDING CORPORATION (First PV) hereby sells, assigns and transfers to CHEMICAL BANK, as Collateral Trust Trustee pursuant to the Collateral Trust Indenture dated as of December 16, 1985, as heretofore amended and supplemented, among First PV, Public Service Company of New Mexico and said Collateral Trust Trustee, without recourse, the Releveraging Note to which this Assignment is annexed and all rights thereunder.



                                            FIRST PV FUNDING CORPORATION


                                            By____________________________
                                                       President



6091.BURNHAMU1.DEBT.147C:1
                                      - 7 -